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macys inc

Notice of Annual Meeting and Proxy Statement 2023

We Are Creating a Brighter Future for All

Fiscal Year 2022

$24.4B
Net Sales

33%
Digital Sales as a Percent of Net Sales

722
Locations across brands

42.7M
Active Macy's brand customers

~94,500
Colleagues

151 West 34th Street, New York, New York 10001

To Our Shareholders:

On behalf of the Board of Directors and all colleagues of Macy's, Inc., thank you for your investment.

Due to our colleagues' relentless focus on the customer, we successfully navigated the volatile macroeconomic environment in 2022. Today, Macy's, Inc. is stronger and more agile than pre-pandemic. The company has entered 2023 in a position of financial and operational strength, with a healthy balance sheet and no material debt maturities until 2027. We have built a strong foundation for sustainable and profitable sales growth in the future.

Earlier this year, I announced my plan to retire in February 2024. Following a rigorous succession planning process that included an internal and external search, Tony Spring was appointed by the Board of Directors as Macy’s, Inc. president and CEO-elect, and a member of the Board of Directors. Chief Financial Officer Adrian Mitchell’s responsibilities have also expanded to include the role of Chief Operating Officer. Tony and Adrian report to me until my retirement. I’m delighted to support both in their new leadership roles so we may continue our company’s exciting momentum

Polaris Strategy. The investments we have made in our business over the last three years, including supply chain modernization and data analytics, are continuing to pay off. Through our disciplined approach to inventory management, we ended the year with inventories down 3% to 2021, while providing fresh fashion and style at great value for all our customers. We enhanced our omnichannel ecosystem through key initiatives, including the launch of our Macy's digital marketplace and the introduction of additional smaller-format, off-mall stores, to name a few. We consistently executed against our Polaris strategy, which helped us to achieve an annual adjusted EBITDA margin of 10.8%.

At the same time, we continued to invest in our number one resource - our colleagues - completing a wage increase to $15 per hour and introducing debt-free education benefits for all colleagues through our Guild Education partnership.

Leading with Purpose. During 2022, we introduced our social purpose platform, Mission Every One, to build on our heritage of corporate citizenship and to achieve positive societal change. We committed to direct $5 billion of spend through 2025 to people, partners, products and programs to create a more equitable and sustainable future - and empower more voice, choice and ownership.

To learn more about Mission Every One, and our three pillars of impact -people, planet and community - please see the Corporate Social Responsibility section of our proxy statement.

Our Board. Our Board of Directors is actively engaged with management in oversight of our corporate strategy, enterprise risk management framework, sustainability, corporate governance policies and human capital management. Our Board represents a diverse range of ages, experiences, skills and ethnicities. We have a strong history of diversity on our Board and reached gender parity in 2015. Today, 12 of 14 director nominees are independent, the Board is 43% gender diverse and a quarter are racially or ethnically diverse.

Looking Ahead. We have built a solid foundation for long-term, profitable sales growth through our enterprise-wide investments in our supply chain, data and analytics, pricing science, digital and technology, which have enabled our operations and talented teams to become more efficient and flexible. Our colleagues are highly engaged, incentivized to win and continues to execute with precision.

As we look to 2023 and beyond, we believe our growth vectors, including our Macy's private brands reimagination, Macy's and Bloomingdale's off-mall expansion, digital marketplace, luxury brands and personalized offers and communication will further solidify our modern department store positioning.

Annual Meeting. You are invited to attend our Annual Meeting of Shareholders, which will be conducted virtually via live webcast on Friday, May 19, 2023, at 9:00 a.m., Eastern Time.

Tony, Adrian, our leadership team and I are excited for what lies ahead at Macy's, Inc. and believe we can deliver an even bolder and brighter future for our shareholders, colleagues and customers. We look forward to your participation in this year's Annual Meeting.

Sincerely,

Jeff Gennette

Chairman and Chief Executive Officer

April 3, 2023

Macy’s, Inc.

Notice of the 2023 Annual Meeting of Shareholders

WHEN	WHERE	RECORD DATE
May 19, 2023 9:00 a.m. Eastern Time	The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshare holdermeeting.com/M2023	Shareholders of record at the close of business on March 23, 2023 are entitled to notice of, and to attend and vote during the Annual Meeting

ITEMS OF BUSINESS
1	Election of 14 directors named below to the Macy’s, Inc. board of directors to serve until the next annual meeting
	■ Emilie Arel	■ Marie Chandoha	■ Jill Granoff	■ Antony Spring
	■ Francis S. Blake	■ Naveen K. Chopra	■ William H. Lenehan	■ Paul C. Varga
	■ Torrence N. Boone	■ Deirdre P. Connelly	■ Sara Levinson	■ Tracey Zhen
	■ Ashley Buchanan	■ Jeff Gennette

2	Ratification of the appointment of independent registered public accounting firm
3	Advisory vote to approve named executive officer compensation
4	Advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation
Transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting

PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

www.virtualshare holdermeeting.com/ M2021	at 1 (800) 690-6903	www.proxyvote.com	Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	QR code with your mobile device
Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2023	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by returning your voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the broker or other organization. Street name holders may also vote online during the Annual Meeting.

If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning your proxy card or voting instruction card promptly, or by voting by telephone or over the Internet, prior to the Annual Meeting to confirm that your shares will be represented.

Virtual Meeting Participation

Any shareholder can attend and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/M2023. You will need the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions in advance of or during the Annual Meeting.

Additional information on how you can attend and participate in the virtual Annual Meeting is set forth under “Information About the Annual Meeting” in the accompanying proxy statement.

By Order of the Board of Directors,

Elisa D. Garcia
Chief Legal Officer and Secretary

April 3, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2023.

The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended January 28, 2023 are available at www.proxyvote.com and www.macysinc.com. Proxy materials or a
Notice of Internet Availability of Proxy Materials are first being made available, released, or mailed to shareholders on April 3, 2023.

Voluntary Electronic Delivery of Proxy Materials

We encourage our shareholders to enroll in voluntary e-delivery for future proxy materials. Electronic delivery is convenient and provides immediate access to these materials. This will help us save printing and mailing expenses and reduce our impact on the environment. Follow the simple instructions at www.proxyvote.com.

Macy’s, Inc.

Macy’s, Inc. 2023 Proxy Statement	i

Macy’s, Inc.

Forward Looking Statements

All statements in this proxy statement that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this proxy statement because of a variety of factors, including Macy’s ability to successfully implement its Polaris strategy, including the ability to realize the anticipated benefits within the expected time frame or at all, conditions to, or changes in the timing of proposed real estate and other transactions, prevailing interest rates and non-recurring charges, the effect of potential changes to trade policies, store closings, competitive pressures from specialty stores, general merchandise stores, off-price and discount stores, manufacturers’ outlets and websites, the Internet and catalogs and general consumer spending levels, including the impact of the availability and level of consumer debt, possible systems failures and/or security breaches, Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional or global health pandemics, and regional political and economic conditions, the effect of weather, inflation, labor shortages, the amount and timing of future dividends and share repurchases, our ability to execute on our strategies or achieve expectations related to ESG matters, and other factors identified in documents filed by the Company with the Securities and Exchange Commission, including under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Macy’s, Inc. 2023 Proxy Statement	1

Proxy Summary

Macy’s, Inc.

Proxy Summary

We are providing the enclosed proxy materials in connection with the solicitation by the board of directors (the Board) of Macy’s, Inc. (Macy’s or the Company) of proxies to be voted at the Annual Meeting of Shareholders to be held on May 19, 2023 (the Annual Meeting). We began giving these proxy materials to our shareholders on April 3, 2023.

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information you should consider. You should read the entire proxy statement carefully before voting.

Voting Matters

Item					Board’s Recommendation	See Page
1	Election of 14 directors named below to the Macy’s, Inc. board of directors to serve until the next annual meeting				FOR each nominee	8
	■ Emilie Arel	■ Marie Chandoha	■ Jill Granoff	■ Antony Spring
	■ Francis S. Blake	■ Naveen K. Chopra	■ William H. Lenehan	■ Paul C. Varga
	■ Torrence N. Boone	■ Deirdre P. Connelly	■ Sara Levinson	■ Tracey Zhen
	■ Ashley Buchanan	■ Jeff Gennette

2	Ratification of the appointment of independent registered public accounting firm				FOR	45
3	Advisory vote to approve named executive officer compensation				FOR	49
4	Advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation				For 1 Year	50

Corporate Governance Highlights

We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and our shareholders. Our corporate governance policies and practices include:

HIGHLIGHTS OF CORPORATE GOVERNANCE

12 of 14 Director nominees are independent	Lead independent director
Annual Board and Committee evaluations	Majority voting in uncontested director elections
Annual election of all directors	No shareholder rights plan
Board and Committee oversight of risk	Policy prohibiting pledging and hedging ownership of Macy’s stock
Confidential shareholder voting policy	Proxy access
Director resignation policy	Regular executive sessions of independent directors
Director retirement policy	Share ownership guidelines for directors and executive officers
Diverse Board in terms of gender, ethnicity, experience and skills	One share, one vote policy
Independent Board Committees

2	Macy’s, Inc. 2023 Proxy Statement

Proxy Summary

Nominees for Director

			Director	Principal		Other Current Public Company	Key Committee Membership*
Name/Age	Experience		Since	Occupation	Independent	Boards	A	CMD	F	NCG
Emilie Arel (45)	■ Senior Leadership ■ Retail ■ Marketing/Brand Management	■ eCommerce ■ Corporate Governance ■ Risk Management	2022	President and CEO, Casper Sleep Inc.	✓	0
Francis S. Blake (73)	■ Senior Leadership ■ Finance/Accounting ■ Corporate Governance	■ Global/ International ■ Retail ■ Risk Management	2015	Former Chairman and CEO, The Home Depot, Inc.	✓	2
Torrence N. Boone (53)	■ Senior Leadership ■ Global/International ■ Retail ■ eCommerce	■ Marketing/Brand Management ■ Investment Banking	2019	Vice President, Global Client Partnerships, Alphabet Inc.	✓	0
Ashley Buchanan (49)	■ Senior Leadership ■ Finance/Accounting ■ Retail ■ eCommerce	■ Marketing/Brand Management ■ Supply Chain ■ Global sourcing	2021	CEO, The Michaels Companies, Inc.	✓	1
Marie Chandoha (61)	■ Senior Leadership ■ Finance/Accounting ■ Capital Markets ■ Investment Banking	■ Corporate Governance ■ Risk Management ■ Technology Innovation	2022	Former President and CEO, Charles Schwab Investment Management, Inc.	✓	1
Naveen K. Chopra (49)	■ Senior Leadership ■ Finance/Accounting ■ Global/International	■ Marketing/Brand Management ■ M&A/Strategy	2023	Executive Vice President and CFO, Paramount Global	✓	0
Deirdre P. Connelly (62)	■ Senior Leadership ■ Human Resources ■ Global/International	■ Marketing/Brand Management	2008	Former President, North American Pharmaceuticals, GlaxoSmithKline	✓	2
Jeff Gennette (61)	■ Senior Leadership ■ Retail ■ eCommerce	■ Marketing/Brand Management ■ Risk Management	2016	Chairman of the Board and CEO, Macy’s, Inc.		0
Jill Granoff (60)	■ Senior Leadership ■ Corporate Governance ■ Retail	■ Global/International ■ eCommerce ■ Brand Management	2022	Managing Partner, Eurazeo and CEO, Eurazeo Brands	✓	0
William H. Lenehan (46)	■ Senior Leadership ■ Finance/Accounting ■ Corporate Governance	■ Investment Banking & Real Estate ■ Risk Management	2016	President and CEO, Four Corners Property Trust, Inc.	✓	1
Sara Levinson (72)	■ Senior Leadership ■ Corporate Governance	■ eCommerce ■ Marketing/Brand Management	1997	Co-Founder and Director, Katapult	✓	1
Antony Spring (58)	■ Senior Leadership ■ Retail ■ Risk Management	■ eCommerce ■ Marketing/Brand Management	2023	President and CEO-Elect, Macy’s, Inc.		0
Paul C. Varga (59)	■ Senior Leadership ■ Finance/Accounting ■ Corporate Governance ■ Global/International	■ Retail ■ Marketing/Brand Management ■ Risk Management	2012	Former Chairman and CEO, Brown-Forman Corporation	✓	1
Tracey Zhen (46)	■ Senior Leadership ■ eCommerce ■ Finance/Accounting	■ Investment Banking	2021	Former President, Zipcar, a subsidiary of Avis Budget Group, Inc.	✓	0
*

John A. Bryant and Leslie D. Hale, who are currently serving as Non-Employee Directors, will not stand for reelection to the Board and their term of office will expire as of the end of the Annual Meeting. Mr. Bryant is currently Chair of the Audit Committee and Ms. Hale is currently Chair of the Finance Committee. New committee chairs for the Audit Committee and the Finance Committee will be appointed following the Annual Meeting and election of directors.

Legend	A	Audit	Committee Chair
	CMD	Compensation and Management Development
	F	Finance
	NCG	Nominating and Corporate Governance	Committee Member

Macy’s, Inc. 2023 Proxy Statement	3

Proxy Summary

Our director nominees provide an effective mix of experience and perspectives, as well as gender, age and racial/ethnic diversity.

Gender Diversity

43%
Women

Racial/Ethnic Diversity

White
71%
29%
Ethnically
Diverse
Asian
14%
Black
7%
HIspanic/Latino
7%

Independence (NYSE Standards)

12
Independent
Directors
86%
Independent
2
Management
Directors

Tenure

8
<5 years
5.9
Average
Years
3
5 - <10
years
2
10 - <20
years
1
> 20 years

Age

Average age of Board nominees is **56.7** years

4	Macy’s, Inc. 2023 Proxy Statement

Proxy Summary

Executive Compensation Program

Our compensation program objectives are to provide competitive and reasonable compensation opportunities through programs aligned with key business strategies and plans, foster a performance-based culture and attract, motivate, reward and retain key executives. Balancing these primary program objectives helps provide accountability to our shareholders. For a detailed discussion of our short- and long-term incentive program, see page 61.

2022 Compensation Program Design

The 2022 executive compensation program was designed to reflect a return to a more normalized business environment:

■	The incentive plans continued their purpose to motivate and engage the organization and leadership with linkage between strategy, business plan and incentives.
■	Plan design mirrored Polaris strategy of Customer, Colleague, Growth and Profit.
■	Balancing reward and risk; performance and payout curves reflected a return to pre-pandemic levels.

Annual Incentive Plan

■	The annual incentive plan design reflected continuity from 2021 with a focus on our key initiatives for 2022:
o	Metrics were weighted 70% on the financial metrics of adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) and sales and 30% on two evenly weighted strategic metrics to support our Polaris strategy — a customer index and a culture index.

Long-term Incentive Plan

■	We continued to use performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs) in the long-term incentive plan with a mix of 50% each for all NEOs in 2022:
o	Consistent with the 2021 PRSU plan, the 2022 plan had two metrics: relative total shareholder return (rTSR) and digital sales, weighted 60% and 40%, respectively.

The payout ranges in both the annual and long-term incentive plans were 25% – 200% of target, consistent with the payout range used prior to the pandemic.

Compensation Mix

Within our pay elements of base salary, performance-based annual incentive and long-term incentives, we emphasize at risk pay over fixed pay with at least 70% of our NEOs’ target compensation linked to a variety of metrics including pre-determined performance objectives (financial and strategic) and stock price performance. The program also balances the importance of the achievement of short-term and long-term objectives.

Our executive compensation program and our methodology for setting pay opportunities and approving payouts are further discussed in the Compensation Discussion & Analysis (CD&A) on page 52.

Corporate Social Responsibility

We believe we have a responsibility to manage our resources, maximize our positive social impact and proactively engage on issues that span the breadth of our operations including through transparency, product responsibility and supply chain management, energy management, diversity, equity and inclusion and building resilient communities.

Macy’s, Inc. 2023 Proxy Statement	5

Proxy Summary

Consumers have a rising expectation that how companies do business is as important as what they sell. Our social purpose is a strategy and framework that supports our business and empowers more voice, choice and ownership of our colleagues, customers, and communities.

Our Mission Every One social purpose platform is working to create a brighter future with bold representation for all. Our initial commitment of $5 billion will be directed to our people, partners, products and programs. Through 2025 it is our goal to create a more equitable and sustainable future of style. A portion of the Company’s overall $5 billion commitment will support retail and non-retail diverse-owned businesses, investments in diverse retail development programs and expand the certified sustainable products that we offer. Across Macy’s, Bloomingdale’s, and Bluemercury, with a network of more than 700 stores, digital shopping through online and app experiences, and new smaller off-mall store formats, Macy’s, Inc. fosters a comprehensive supplier ecosystem that advocates for businesses at all levels of growth and across a vast array of categories and size.

Our commitment pillars include:

PEOPLE	PLANET	SOCIAL IMPACT
We seek to recognize and reward our diverse community of colleagues and partners to fuel mutual growth, innovation, and impact.	We strive to curate and create products and services that have less of an impact on the environment so people and planet can thrive together.	We endeavor to empower the curiosity and confidence of young people on their journey to become the leaders of tomorrow.
This work is brought to life by initiatives across diversity, equity and inclusion, environmental, and corporate giving matters.

People

During 2022, we increased our ethnic diversity representation at all levels. These efforts included:

■	A concerted effort to improve ethnic representation through retention, internal promotions, and external hiring
■	Improved ethnically diverse representation at VP level through focused efforts to develop internal talent at the director+ levels
■	Maintained external hiring efforts for positions at director and above levels
■	Reduced turnover of ethnically diverse manager-level colleagues
■	Representation in female leadership grew at the director and senior director levels

Planet

During 2022, we enhanced our environmental initiatives by disclosing certain environmental performance metrics and designing programs to reduce our carbon emissions impact:

Submitted fiscal year 2021 (FY21) CDP Disclosure in July including the following highlights:

■	Installed LED lighting at 15 locations in 2021, reducing electric power consumption by 5.2M kWh and avoiding 3,538 metric tons of CO2e
■	Expanded free electric vehicle charging to 49 locations for a total of 114 stations, powered 2.6M electric miles, avoiding 540 metric tons of CO2 in FY21
■	Determined to develop GHG emissions reduction targets in accordance with Science Based Targets initiative protocol

In addition, we took steps to extend our efforts in environmental stewardship to our product sales:

■	Increased customer sales of environmentally-responsible products while expanding related programs within private brands
■	Expanded the assortment of environmentally-responsible products on macys.com and bloomingdales.com

6	Macy’s, Inc. 2023 Proxy Statement

Proxy Summary

■	Launched Circularity Pillar in Fall with refillable beauty
■	Furthered environmentally-responsible initiatives for Private Brands:
o	Joined Better Cotton and Ellen MacArthur Foundation
o	Launched Restricted Substance List and testing protocol
o	Published Cotton and Wood-Based Materials Policies

Social Impact

During 2022, we continued to drive impact through relationships that reflect our goals and values and deepened relationships with existing partners aligned with Mission Every One and CEO Action for Racial Equity. We elevated two organizations to national roundup campaigns for greater impact and maintained our $1 million commitment to organizations advancing social justice and racial equity causes. Our efforts also included a commitment of $1 million to various Divine Nine Sorority education and research foundations to support leadership and development programs.

S.P.U.R. PATHWAYS — Shared Purpose, Unlimited Reach

In early November 2022, Macy’s launched S.P.U.R. Pathways: Shared Purpose, Unlimited Reach, with Momentus Capital. S.P.U.R. Pathways is a multi-year, multi-faceted program that ultimately is expected to provide up to $200 million of funding. The Company is committed to contribute approximately $30 million over five years to empower new brands across our network of stores and broaden our range of suppliers. The funding is designed to advance entrepreneurial growth, close wealth gaps and address systemic barriers faced by diverse-owned and underrepresented businesses serving the retail industry.

Through S.P.U.R. Pathways, these diverse-owned and underrepresented growth-stage businesses will have access to necessary tools and new opportunities to progress through various growth stages. This includes an advisory network of successful entrepreneurs around the country for strategic growth advice and help with credit improvement, business plans, financial reporting, daily operating challenges, business strategy, opportunity evaluation, and other personalized services. Advisory services through S.P.U.R. Pathways will also provide access to training and resources, including professional services, business templates, technology and software development tools, as well as online and in- person workshops focused on the specific needs and industry of each participating diverse-owned enterprise.

Macy’s, Inc. 2023 Proxy Statement	7

ITEM 1: Election of Directors

Election of 14 Directors

In accordance with the recommendation of the Nominating and Corporate Governance (NCG) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term expiring at our annual meeting of shareholders in 2024 or until his or her successor is duly elected and qualified.

John A. Bryant and Leslie D. Hale, each of whom has served as a director since 2015, will not stand for reelection to the Board and their terms of office will expire as of the end of the Annual Meeting. We thank Mr. Bryant and Ms. Hale for their years of service to Macy’s and its shareholders. Effective as of the Annual Meeting, the Board has approved the reduction of the size of the Board from 16 to 14 members.

Information regarding the director nominees is set forth below. Ages are as of March 23, 2023. The criteria considered and process undertaken by the NCG Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors — Director Nomination and Qualifications.”

Each nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the Annual Meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.

The Board recommends that you vote FOR the election of each of the nominees named below, and your proxy will be so voted unless you specify otherwise.

8	Macy’s, Inc. 2023 Proxy Statement

ITEM 1: Election of Directors

Nominees for Election as Directors:

Emilie Arel

Age: 45
Director Since: 2022
Independent

Race/Ethnicity: White

President and Chief Executive Officer of Casper Sleep Inc.

Committees:

CMD

NCG

Previous Public Directorships During Last Five Years:

Casper Sleep Inc.

Reason for Nomination:

Ms. Arel has experience as a Chief Executive Officer and senior executive of large publicly traded companies. Her experience across retail, merchandising, customer experience, marketing, commercial and brand strategy and digital transformation benefits our Board.

Current and Past Positions:

■
Chief Executive Officer, Casper Sleep Inc., a sleep products company (2021 to current), President (2019 to current)
■
Chief Commercial Officer, Casper Sleep Inc. (2019 to 2021)
■
Chief Executive Officer, FULLBEAUTY Brands Inc., an online retail company (2017 to 2019)
■
Chief Executive Officer, Quidsi Inc., a subsidiary of Amazon.com, Inc. (acquired in 2015) (2015 to 2017), Senior Vice President, Retail, Merchandising and Supply Chain (2014 to 2015)
■
Various leadership positions, The Gap, Inc. (2007 to 2014) including Vice President and General Manager, Kids and Brand Licensing, Old Navy (2013 to 2014), Vice President, Stores, Old Navy (2012 to 2013)
■
Various leadership positions, Target Corporation (2001 to 2004)

Macy’s, Inc. 2023 Proxy Statement	9

ITEM 1: Election of Directors

Francis S. Blake

Age: 73
Director Since: 2015
Independent

Race/Ethnicity: White

Former Chairman and Chief Executive Officer of The Home Depot, Inc.

Committees:

CMD (Chair)

Finance

Other Current Public Directorships:

Delta Air Lines, Inc.

Unifi, Inc.

Previous Public Directorships During Last Five Years:

The Procter & Gamble Company

Reason for Nomination:

Mr. Blake has extensive leadership experience as a former Chief Executive Officer and senior executive of large publicly traded companies with global operations. He has valuable experience as a public company board member and expertise in finance, risk management, strategy and governance through his service on board committees.

Past Positions:

■
Chairman, The Home Depot, Inc., a multinational home improvement retailer (2007 to retirement in 2015)
■
Chief Executive Officer, The Home Depot, Inc. (2007 to 2014)
■
Vice Chairman, The Home Depot, Inc. (2006 to 2007)
■
Executive Vice President — Business Development and Corporate Operations of The Home Depot, Inc. (2002 to 2007)
■
Various executive positions at General Electric Company (1992 to 2001), including as Senior Vice President, Corporate Business Development
■
U.S. Deputy Secretary of Energy (2001 to 2002)

10	Macy’s, Inc. 2023 Proxy Statement

ITEM 1: Election of Directors

Torrence N. Boone

Age: 53
Director Since: 2019
Independent

Race/Ethnicity: Black

Vice President, Global Client Partnerships, Alphabet Inc.

Committees:

Audit

NCG

Previous Public Directorships During Last Five Years:

The Finish Line, Inc.

Reason for Nomination:

Mr. Boone has many years of experience in advertising, marketing and technology and is a seasoned professional in the ad agency world. Mr. Boone is a leader in the advertising/marketing industry and has been recognized as an advocate for ethnic diversity and inclusion in education and business. Mr. Boone has a depth of knowledge and experience in digital marketing.

Current and Past Positions:

■
Vice President, Global Client Partnerships of Alphabet Inc., a multinational technology company (2010 to current)
■
Chief Executive Officer, Enfatico (2008 to 2010)
■
Senior Executive, Digitas (2001 to 2008) and previously at Avenue A (now Razorfish)
■
Senior Manager, Bain & Company (1995 to 2000)

Macy’s, Inc. 2023 Proxy Statement	11

ITEM 1: Election of Directors

Ashley Buchanan

Age: 49
Director Since: 2021
Independent

Race/Ethnicity: White

Chief Executive Officer of The Michaels Companies, Inc.

Committees:

Audit

NCG

Other Current Public Directorships:

The Michaels Companies, Inc.

Previous Public Directorships During Last Five Years

TreeHouse Foods, Inc.

Reason for Nomination:

Mr. Buchanan’s leadership experience as a Chief Executive Officer and senior executive of large publicly traded companies with global operations will greatly contribute to our Board. He has an extensive background in merchandising and general management of large organizations and significant knowledge of the retail consumer industry, e-commerce, global sourcing, brand strategy, pricing and supply chain.

Current and Past Positions:

■
Chief Executive Officer, The Michaels Companies, Inc., an arts and crafts specialty retailer (2020 to current)
■
Executive Vice President and Chief Merchandising Officer, U.S. eCommerce, Walmart, Inc., a multinational retailer (2019 to 2020)
■
Executive Vice President and Chief Merchandising Officer, Sam’s Club, a retail warehouse club operated by Walmart Inc. (2017 to 2019)
■
Senior Vice President, Walmart, Dry Grocery (2016 to 2017); Senior Vice President, Snacks and Beverages (2014 to 2016); Vice President, Walmart Innovations (2007 to 2014)
■
Finance Manager, Dell, Inc. (2004 to 2007)
■
Manager, Retail Practice at Accenture LLP (1999 to 2004)

12	Macy’s, Inc. 2023 Proxy Statement

ITEM 1: Election of Directors

Marie Chandoha

Age: 61
Director Since: 2022
Independent

Race/Ethnicity: White

Former President and Chief Executive Officer, Charles Schwab Investment Management, Inc.

Committees:

Audit

Finance

Other Current Public Directorships:

State Street Corporation

Reason for Nomination:

Ms. Chandoha has leadership experience as a former Chief Executive Officer and senior executive in the financial services industry. Her experience as a public company board member and expertise in finance, risk and technical and operational innovation enhances the knowledge and depth of our Board.

Past Positions:

■
President and Chief Executive Officer, Charles Schwab Investment Management, Inc., an investment management firm (2010 to retirement in 2019)
■
Managing Director and Global Head, Fixed Income Business of BlackRock, Inc. (2009 to 2010)
■
Global Head, Fixed Income Business of Barclays Global Investors, Inc. (acquired by BlackRock, Inc. in 2009) (2007 to 2009)
■
Co-Head and Senior Portfolio Manager, Montgomery Fixed Income, Wells Capital Management Incorporated (1999 to 2007)
■
Senior Bond Strategist, The Goldman Sachs Group, Inc. (1996 to 1999)
■
Various leadership positions, Credit Suisse Group AG (1986 to 1996)

Macy’s, Inc. 2023 Proxy Statement	13

ITEM 1: Election of Directors

Naveen K. Chopra

Age: 49
Director Since: 2023
Independent
Race/Ethnicity: Asian Indian

Executive Vice President and Chief Financial Officer of Paramount Global

Committees:

Audit

Finance

Previous Public Directorships During Last Five Years:

Vonage Holdings Corp. (acquired by Telefonaktiebolaget LM Ericsson)

Reason for Nomination:

Mr. Chopra has experience as a Chief Financial Officer and senior executive of large publicly traded companies with global operations. He has extensive knowledge and expertise in accounting and financial matters, serving as a financial executive with strategic leadership responsibilities.

Current and Past Positions:

■
Executive Vice President and Chief Financial Officer, Paramount Global, a media and entertainment company (2020 to current)
■
Vice President and Chief Financial Officer, Devices and Services Worldwide, Amazon.com, Inc., a customer-centric company (2019 to 2020)
■
Chief Financial Officer, Pandora Media, Inc., an audio entertainment streaming service (acquired by Sirius XM Holdings in 2019) (2017 to 2019), Interim Chief Executive Officer (during 2017)
■
Various leaderships positions, TiVo Corporation (2003 to 2016) including Interim Chief Executive Officer and Chief Financial Officer (2016), Chief Financial Officer and Senior Vice President, Corporate Development and Strategy (2012 to 2016), Senior Vice President, Corporate Development (2009 to 2012), Vice President, Global Business Development (2006 to 2009), Director, Business Development (2003 to 2006)

14	Macy’s, Inc. 2023 Proxy Statement

ITEM 1: Election of Directors

Deirdre P. Connelly

Age: 62
Director Since: 2008
Independent

Race/Ethnicity: Hispanic/Latino

Former President, North American Pharmaceuticals of GlaxoSmithKline

Committees:

CMD

NCG (Chair)

Other Current Public Directorships:

Lincoln National Corporation

Genmab A/S

Reason for Nomination:

Ms. Connelly possesses leadership experience as a senior executive of large publicly traded companies with global operations. In addition, as a former Human Resources executive, Ms. Connelly has valuable insight in compensation/benefits oversight and managing a large-scale, diverse workforce along with experience in identifying, assessing and managing risk exposure at public companies.

Past Positions:

■
President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company (2009 to retirement in 2015)
■
President — U.S. Operations, Eli Lilly and Company (2005 to 2009)
■
Senior Vice President — Human Resources, Eli Lilly and Company (2004 to 2005)
■
President, Women’s Health Business — U.S. Operations, Eli Lilly and Company (2001 to 2003)

Jeff Gennette Age: 61 Director Since: 2016 Race/Ethnicity: White Chairman and Chief Executive Officer of Macy’s, Inc.

Reason for Nomination:

Mr. Gennette has over three decades of experience with Macy’s which gives him unique insights to Macy’s strategy and operations. He began his retail career in 1983 as an executive trainee at Macy’s West. Mr. Gennette has deep knowledge of marketing, merchandising, risk management and e-commerce with a focus on the Macy’s customer.

Current and Past Positions:

■
Chief Executive Officer, Macy’s, Inc. (2017 to current); Chairman of the Board, Macy’s, Inc. (2018 to current)
■
President, Macy’s, Inc. (2014 to 2017)
■
Chief Merchandising Officer, Macy’s, Inc. (2009 to 2014)
■
Chairman and Chief Executive Officer, Macy’s West (2008 to 2009)
■
Chairman and Chief Executive Officer, Macy’s Northwest (2006 to 2008)

Macy’s, Inc. 2023 Proxy Statement	15

ITEM 1: Election of Directors

Jill Granoff

Age: 60
Director Since: 2022
Independent

Race/Ethnicity: White

Managing Partner, Eurazeo and Chief Executive Officer, Eurazeo Brands

Committees:

CMD

Finance

Previous Public Directorships During Last Five Years:

Unibail-Rodamco-Westfield SE

Reason for Nomination:

Ms. Granoff has over 25 years of experience leading consumer-driven companies including experience as a Chief Executive Officer and senior executive of large publicly traded companies with global operations. She is best known as a strategist and brand builder in the beauty, fashion and retail industries, and has several years of valuable experience as a public company board member.

Current and Past Positions:

■
Managing Partner, Eurazeo, an investment company (2020 to current); Chief Executive Officer, Eurazeo Brand division (2017 to current)
■
Chief Executive Officer, Vince Holding Corp. (2013 to 2015)
■
Chief Executive Officer, Kellwood Company, LLC (2012 to 2013)
■
Chief Executive Officer, Kenneth Cole Productions Inc. (2008 to 2011)
■
Executive Vice President, Direct Brands, Liz Claiborne, Inc. (2007 to 2008); Group President, Direct to Consumer (2006 to 2007)
■
Various senior leadership positions, L Brands Inc. (1999 to 2006), including President and Chief Operating Officer, Victoria’s Secret Beauty (2005 to 2006) and Co-Leader and Chief Operating Officer, Victoria’s Secret Beauty (2004 to 2005)
■
Various senior leadership positions, The Estée Lauder Companies Inc. (1990 to 1999)

16	Macy’s, Inc. 2023 Proxy Statement

ITEM 1: Election of Directors

William H. Lenehan

Age: 46
Director Since: 2016
Independent

Race/Ethnicity: White

President and Chief Executive Officer of Four Corners Property Trust, Inc.

Committees:

Audit

Finance

Other Current Public Directorships:

Four Corners Property Trust, Inc.

Reason for Nomination:

Mr. Lenehan has investment and leadership experience in the real estate industry, both with public companies and private assets. Specifically, he has relevant experience in monetizing real estate held by operating companies. In addition, Mr. Lenehan has valuable experience as a public company executive and board member and expertise in strategy, finance, M&A and corporate governance through his service on board committees.

Current and Past Positions:

■
President and Chief Executive Officer, Four Corners Property Trust, Inc., a real estate investment trust (2015 to current)
■
Special Advisor to the Board of Directors of EVOQ Properties, Inc. (2012 to 2014)
■
Interim Chief Executive Officer of MI Developments, Inc. (now known as Granite Real Estate Investment Trust) (2011)
■
Investment Professional, Farallon Capital Management LLC (2001 to 2011)

Sara Levinson Age: 72 Director Since: 1997 Independent Race/Ethnicity: White Co-Founder and a Director of Katapult Committees: CMD NCG Other Current Public Directorships: Harley Davidson, Inc.

Reason for Nomination:

Ms. Levinson possesses leadership experience as a former senior executive of several major consumer-oriented companies in the publishing, entertainment, and sports licensing industries.

Ms. Levinson’s expertise in social networking, e-commerce and technology innovation, as well as her experience as a public company board member, expertise in strategy, governance and executive compensation, and service on board committees greatly contribute to our Board’s insight and knowledge.

Current and Past Positions:

■
Co-Founder and a Director, Katapult (formerly known as Kandu), a digital entertainment company (2013 to current)
■
Non-Executive Chairman, ClubMom, Inc. (2002 to 2008)
■
Chairman and Chief Executive Officer, ClubMom, Inc. (2000 to 2002)
■
President, Women’s Group of publisher Rodale, Inc. (2002 to 2005)
■
President, NFL Properties, Inc. (1994 to 2000)

Macy’s, Inc. 2023 Proxy Statement	17

ITEM 1: Election of Directors

Antony Spring Age: 58 Director Since: 2023 Race/Ethnicity: White President and CEO-Elect of Macy’s, Inc.

Reason for Nomination:

Mr. Spring has over three decades of experience with Macy’s and Bloomingdale’s. He began his career in 1987 as an executive trainee at Bloomingdale’s. He has extensive knowledge of merchandising, marketing, operations, stores and online.

Current and Past Positions:

■
President and CEO-Elect, Macy’s, Inc. (2023 to current)
■
Executive Vice President, Macy’s, Inc. (2021 to 2023) and Chairman and Chief Executive Officer Bloomingdale’s (2014 to 2023)
■
President and Chief Operating Officer, Bloomingdale’s (2008 to 2014)
■
Executive Vice President, Bloomingdale’s (2004 to 2008)

Paul C. Varga

Age: 59
Director Since: 2012
Independent

Race/Ethnicity: White

Former Chairman and Chief Executive Officer of Brown-Forman Corporation

Committees:

CMD

Finance

Other Current Public Directorships:

Churchill Downs Incorporated

Previous Public Directorships During Last Five Years:

Brown-Forman Corporation

Reason for Nomination:

Mr. Varga has leadership experience as the Chief Executive Officer of a global, publicly traded consumer products company. His extensive knowledge and expertise in corporate finance, strategy, building brand awareness, product development, marketing, distribution and sales greatly enhances our Board’s knowledge in these areas. In addition, Mr. Varga has valuable experience as a public company board member.

Past Positions:

■
Chairman and Chief Executive Officer, Brown-Forman Corporation, a spirits and wine company (2007 to retirement in 2019)
■
President and Chief Executive Officer, Brown-Forman Beverages (a division of Brown-Forman Corporation) (2003 to 2005)
■
Global Chief Marketing Officer, Brown-Forman Spirits (2000 to 2003)

18	Macy’s, Inc. 2023 Proxy Statement

ITEM 1: Election of Directors

Tracey Zhen Age: 46 Director Since: 2021 Independent Race/Ethnicity: Asian Former President, Zipcar, a subsidiary of Avis Budget Group, Inc. Committees: Audit NCG

Reason for Nomination:

Ms. Zhen has experience in the consumer technology industry including senior management roles, as well as extensive experience and knowledge in business strategy, finance, operations, product development and marketing.

Past Positions:

■
President, Zipcar, a car sharing company and a subsidiary of Avis Budget Group, Inc. (2017 to 2022)
■
Various senior positions, TripAdvisor, Inc. (2012 to 2016) including Vice President and General Manager, Housetrip, Vice President, Vacation Rental Supply and Vice President and General Manager, FlipKey
■
Senior positions at Expedia, Inc. (2006 to 2011)
■
Analyst, Investment Banking, Bears Stearns & Co., Inc. (now JPMorgan Chase & Co.) (1998 to 2000)

Macy’s, Inc. 2023 Proxy Statement	19

Further Information Concerning the Board of Directors

Macy’s, Inc.

Further Information Concerning the Board of Directors

Director Independence

Our Corporate Governance Principles require that a majority of the Board consist of directors who the Board has determined are independent under the independence standards adopted by the Board, which comply with the listing standard of the New York Stock Exchange (NYSE). Accordingly, the Board has adopted Standards for Director Independence to assist the Board in determining director independence, which require that the Board consist of directors who the Board has determined do not have any material relationship with the Company and who are otherwise independent. Listed below are the Board’s independence standards, which are also disclosed on our website at www.macysinc.com/investors/corporate-governance/governance-documents:

■	The director may not be an employee and no member of the director’s immediate family may be an executive officer of Macy’s or any of its subsidiaries, currently or within the preceding 36 months. For purposes of the standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.
■	The director or any member of his or her immediate family may not receive, or have received, during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries. Exceptions include director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee.
■	The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; no member of the director’s immediate family is a current partner of such firm, or an employee of such a firm and personally works on Macy’s audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.
■	The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.
■	The director does not serve as an executive officer of a charitable or non-profit organization to which Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.
■	Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.

Our Board has determined that each of the following Non-Employee Director nominees qualifies as independent under NYSE rules and satisfies our Standards for Director Independence: Emilie Arel, Francis Blake, Torrence Boone, Ashley Buchanan, Marie Chandoha, Naveen Chopra, Deirdre Connelly, Jill Granoff, William Lenehan, Sara Levinson, Paul Varga and Tracey Zhen. Our Board also previously determined that John Bryant and Leslie Hale, who are currently serving as Non-Employee Directors and are not standing for reelection at the Annual Meeting, and Marna C. Whittington, who served as a director during 2022, each qualify as independent under NYSE rules and satisfy our Standards for Director Independence. Jeff Gennette and Antony Spring are employed by Macy’s and therefore do not meet the independence standards set forth under the NYSE rules and our Standards for Director Independence.

As part of its independence determination, the NCG Committee reviewed each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company and transactions, relationships, and arrangements with the Company. With

20	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

respect to each Non-Employee Director, the NCG Committee determined that neither the director nor any immediate family member was employed by a company providing goods or services to Macy’s or the amounts involved were below the monetary thresholds set forth in the Standards for Director Independence as noted above.

Board Leadership Structure

Our Corporate Governance Principles provide that our Board is free to select its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate an independent director to serve as lead independent director pursuant to the Company’s Lead Independent Director Policy.

Our Chairman and CEO functions currently are performed by a single individual. Our Board believes this combined leadership model works well. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.

Mr. Gennette is an experienced retail executive and long-time employee with several years of board experience. As CEO, he has the primary responsibility for developing corporate strategy and managing our day-to-day business operations. As a board member, he understands the responsibilities and duties of a director and is well positioned to 1) chair regular Board meetings; 2) provide direction to management regarding the needs, interests and opinions of the Board; and 3) monitor key business issues and shareholder matters that are brought to the attention of the Board. As both CEO and Chairman, Mr. Gennette promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process enables our independent directors to continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, the financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.

Our Board and each Board committee have access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The Non-Employee Directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans. Paul C. Varga, our Lead Independent Director, presides at these executive sessions.

Macy’s, Inc. 2023 Proxy Statement	21

Further Information Concerning the Board of Directors

Lead Independent Director

Since our Chairman and CEO functions currently are performed by a single individual, the Board elected Paul Varga to serve as Lead Independent Director for a two-year term commencing in May 2021.

Under our Lead Independent Director Policy, the lead independent director has the following responsibilities:

Functions as Liaison with the Chairman and/or the CEO	Board Membership and Performance Evaluation
■
Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate)
■ Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process
■ Communicates Board member feedback to the Chairman and/or CEO	■ Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons
Meetings of Independent Directors	Shareholder Communication
■ Has the authority to call meetings of the independent directors	■ Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate
■ Approves the agenda for executive sessions of the independent directors	■ If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication
Presides at Executive Sessions	Approves Appropriate Provision of Information to the Board such as Board Meeting Agendas and Schedules
■ Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
■
Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas

■ Facilitates the Board’s approval of the number and frequency of Board meetings, and approves meeting schedules to ensure there is adequate time for discussion of all agenda items

The lead independent director is selected from among the Non-Employee Directors who satisfy the independence criteria of the NYSE and Macy’s Inc.’s Standards for Director Independence. The chair of the NCG Committee and management discuss candidates for the Lead Independent Director position, and consider many of the same types of criteria as candidates for the chair of Board committees, including, among other things:

■	Tenure
■	Previous service as a Board committee chair
■	Diverse experience
■	Participation in and contributions to activities of the Board
■	Time commitment

The chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for lead independent director every two years (or as required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend the Board elect the nominee as lead independent director at its next regularly scheduled meeting.

22	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

Board Risk Oversight

Enterprise Risk Assessment

We have an enterprise risk management program that identifies and prioritizes enterprise risks. Enterprise risks are categorized and evaluated using risk scoring based on weighted impact, likelihood and velocity, both before and after application of control measures, to indicate the Company’s current risk posture. An annual risk review schedule is prepared for updates to the full Board or assigned committee. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor or mitigate the exposures. Overall risk outlook is evaluated at least biannually at these meetings. The program utilizes a network of functional experts with managerial responsibility for various aspects of enterprise risk management.

The Audit Committee is responsible for discussing policies with respect to the Company’s risk assessment and risk management, including possible risks related to data privacy, computerized information controls and cybersecurity, and to consider any recommendations for improvement of such controls. The chairperson of the Audit Committee updates the full Board on these discussions.

The Audit Committee, and the full Board when appropriate, receive regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness, systems disruption risk, threat assessments, response plans and consumer privacy compliance in overseeing our cybersecurity risk management program. The NCG Committee oversees risks related to governance matters, as well as the Company’s programs, policies and practices relating to charitable, political, environmental and human rights issues, impacts and strategies, and the Compensation and Management Development (CMD) Committee oversees human capital-related risks.

Macy’s, Inc. 2023 Proxy Statement	23

Further Information Concerning the Board of Directors

Our Board’s risk oversight strategy is further described as follows:

Board of Directors Review of Enterprise and Strategic Risks
■ Corporate Strategy ■ Enterprise Risk Management Framework ■ Talent Review and Succession Planning

Committees Primary Areas of Risk Oversight				Management Key Risk Responsibilities

Audit	Compensation and Management Development	Finance	Nominating and Corporate Governance
■
Design and execute risk management program
■
Identify, analyze, mitigate and escalate risks
■
Evaluate and prioritize risks into tiers, further escalating to our CEO, Committees and/or Board, as appropriate
■
Ongoing engagement with Committee Chairs on areas of primary risk oversight

■ Financial Reporting ■ Internal Controls ■ Enterprise Risk Process ■ Compliance ■ IT Risks and Cybersecurity	■ Executive Compensation ■ Enterprise-wide Compensation Program, policies and incentive plans ■ Human Capital Management	■ Capital Structure ■ Treasury	■ Human Rights Governance Structure ■ Environmental matters ■ Charitable and political matters

Each Board committee is responsible for overseeing risks within its respective areas of accountability. The Committees report to our Board any risks that they conclude may be reasonably likely to be significant to our organization and update our Board on their specific risk oversight activities. Our Committees and Board also consider evolving risks such as those relating to human capital management and environmental, social and governance (ESG) matters.

Compensation Risk Assessment

The CMD Committee reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses at least annually the risk analysis of incentive compensation programs and evaluates compensation policies that could mitigate such risks.

Our internal compensation team analyzed our 2022 executive compensation program to determine the potential for incentive plan provisions or design features that could exacerbate or incentivize business risk. Consistent with prior year’s conclusions, our analysis indicated our compensation program is well-designed and does not create material risk for the Company. The program also includes a number of features that mitigate risk and protect against the potential for unintended consequences.

24	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

The analysis was reviewed by our Chief Legal Officer and Semler Brossy Consulting Group LLC (Semler Brossy), the independent compensation consultant to the CMD Committee, and discussed with the CMD Committee.

Our review noted the following features of our executive compensation program:

■	Appropriate pay philosophy, peer group and market positioning to support business objectives
■	Program design is compared to peer practices and evaluated for risk
■	Effective balance in:
o	Cash and equity mix
o	Performance- and time-based equity
o	Shorter- and longer-term performance focus
o	Performance objectives set with a reasonable probability of achievement
o	Use of multiple performance metrics in the incentive plans
■	Focused on critical 2022 business priorities considering the continued uncertainty in the macroeconomic environment, as well as absolute and relative stock price appreciation
■	Ability of the CMD Committee to use discretion to reduce amounts earned based on a subjective evaluation of quality of earnings, individual performance, etc.
■	Meaningful risk mitigators are in place, including 1) substantial stock ownership guidelines and retention ratios; 2) clawback provisions; 3) anti-hedging/pledging policies; and 4) independent CMD Committee oversight

Macy’s, Inc. 2023 Proxy Statement	25

Further Information Concerning the Board of Directors

Committees of the Board

The following standing committees of the Board were in existence throughout fiscal 2022: Audit Committee, Compensation and Management Development Committee, Finance Committee, and Nominating and Corporate Governance Committee. Committee memberships noted below reflect committee composition as of April 1, 2023.

Audit Committee

John A. Bryant Torrence N. Boone Ashley Buchanan Marie Chandoha Naveen K. Chopra Leslie D. Hale William H. Lenehan Tracey Zhen

Number of Meetings in Fiscal 2022: 10

The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the NYSE. Its charter is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Audit Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Bryant qualifies as an “audit committee financial expert” because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background. Mr. Bryant currently serves on the audit committee of three public companies in addition to Macy’s, Inc. The Board has determined that such simultaneous service does not impair Mr. Bryant’s ability to effectively serve on the Macy’s, Inc. Audit Committee. See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

Responsibilities

■
assist the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, qualifications and independence of the Company’s independent auditors and the performance of the Company’s independent auditors and internal audit function;
■
discuss policies with respect to the Company’s risk assessment and risk management, including possible risks related to data privacy, computerized information controls, cybersecurity, and consider any recommendations for improvement of such controls;
■
prepare the audit committee report for inclusion in the Company’s annual proxy statement; and
■
review climate-related disclosures.

26	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

Compensation and Management Development Committee

Francis S. Blake Emilie Arel Deirdre P. Connelly Jill Granoff Sara Levinson Paul C. Varga

Number of Meetings in Fiscal 2022: 5

The charter for the CMD Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the CMD Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules and are “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.

Responsibilities

■
make recommendations regarding the Company’s overall compensation philosophy and strategy;
■
design and administer the Company’s policies, programs and procedures for the compensation of the Company’s executives;
■
oversee the Company’s strategies and initiatives in support of a diverse and inclusive company culture;
■
oversee employee benefit programs;
■
ensure appropriate succession plans for the CEO and key executive positions; and
■
delegate its authority, as it deems appropriate, to a subcommittee or one or more officers of the Company as permitted by law.

Macy’s, Inc. 2023 Proxy Statement	27

Further Information Concerning the Board of Directors

Finance Committee

Leslie D. Hale Francis S. Blake John A. Bryant Marie Chandoha Naveen K. Chopra Jill Granoff William H. Lenehan Paul C. Varga

Number of Meetings in Fiscal 2022: 5

The charter for the Finance Committee is available on our website at www.macysinc.com/ investors/corporate-governance/governance-documents. All current members of the Finance Committee are independent under our Standards for Director Independence and the NYSE independence standards.

Responsibilities

■
review with the appropriate officers of the Company and consider and approve and/or provide information with respect to the following:
o
the financial considerations relating to leases and licenses and the acquisition of businesses or divestiture of Company operations (within the parameters set forth in the charter);
o
debt or equity transactions, including, for example, financings, refinancings, the issuance of new common or preferred stock, debt repurchases and stock repurchase programs, that require Board approval;
o
changes in the financial policy or structure of the Company as may have a material financial impact on the Company as a whole;
o
capital projects, whether or not included in the capital budget, investments in any entity on behalf of the Company and other financial commitments that require Finance Committee review and approval (where the cost or undertaking associated therewith is between $25 million and $50 million) and that require Board approval (where the cost or undertaking associated therewith is in excess of $50 million);
o
Company consolidations of operations that require Finance Committee review and approval (where the projected cost of the consolidation is between $25 million and $50 million) and that require Board approval (where the projected cost of the consolidation exceeds $50 million); and
o
long-term business/financial plan and long-term capital plan prepared by management and recommend the plans to the Board of Directors for approval.

28	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

Nominating and Corporate Governance Committee

Deirdre P. Connelly Emilie Arel Torrence N. Boone Ashley Buchanan Sara Levinson Tracey Zhen

Number of Meetings in Fiscal 2022: 6

The charter for the NCG Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards.

Responsibilities

■
identify and recommend to the Board for election at the annual meeting of shareholders and/or appointment qualified candidates for membership on the Board and its committees, consistent with criteria approved by the Board;
■
oversee the evaluation of the Board;
■
oversee the Company’s corporate governance practices;
■
periodically review and report to the Board with respect to director compensation and benefits and make recommendations to the Board as the Committee deems appropriate; and
■
oversee the Company’s programs, policies and practices relating to charitable, political, social, environmental and human rights issues, impacts and strategies.

Committee Chair	Audit Committee Financial Expert

Digital Innovation Task Force

The Digital Innovation Task Force is made up of three directors, Torrence Boone, Ashley Buchanan and Tracey Zhen, and senior members of our digital, merchandising and data science teams who focus on topics related to digital innovation, customer trends, emerging concepts and potential investments or partnerships that could shape our future Digital Strategy.

Director Nomination and Qualifications

Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the NCG Committee considers, among other things:

■	personal qualities and characteristics, accomplishments and reputation in the business community
■	knowledge of the communities in which the Company does business and the retail industry or other industries relevant to our business
■	relevant experience and background that would benefit the Company
■	ability and willingness to commit adequate time to Board and committee matters
■	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and its shareholders
■	diversity of viewpoints, background, experience and demographics, including gender and ethnicity

Macy’s, Inc. 2023 Proxy Statement	29

Further Information Concerning the Board of Directors

The NCG Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board. The NCG Committee does not have a formal policy with respect to diversity. Our Board and the NCG Committee believe it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.

The NCG Committee continuously reviews the skills and experiences of current Board members and those that the Company needs and will require in the future. The NCG Committee also reviews potential new director candidates on a regular basis. Candidates for nomination to the Board may be suggested by current directors, management, shareholders, or a third-party search firm engaged to assist with director recruitment.

Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The NCG Committee generally provides the search firm with guidance as to the skills, experience, and qualifications that the NCG Committee is seeking in potential candidates, and the search firm identifies candidates for the NCG Committee’s consideration. The firm provides background information on potential candidates and, if directed, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO, the lead independent director and at times other members of the Board, meet with and interview potential candidates. Ms. Arel and Mr. Chopra, who are standing for election by shareholders for the first time, were recommended to the NCG Committee by the director search firm.

The NCG Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, diversity, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board.

Overboarding

Board members are expected to confirm that other commitments do not materially interfere with their service as a director of Macy’s, Inc. Pursuant to the Company’s Corporate Governance Principles, directors should advise the Chair of the NCG Committee and the CEO before accepting membership on other boards of directors, membership on the audit committee of other boards, or other significant commitments involving affiliation with other businesses or governmental units. In evaluating proposed memberships, the NCG Committee Chair and the CEO consider:

■	the time commitments associated with the new directorship;
■	the director’s current employment and other public company board memberships and board or committee leadership positions held;
■	the overboarding policies of proxy advisory firms and key institutional investors;
■	actual or potential conflicts of interest; and
■	assurances the director will have sufficient capacity to fulfill his or her responsibilities.

Skills, Experience and Qualifications

Below we identify and describe the key experience, qualifications and skills the NCG Committee and Board consider in determining if a director is qualified. In addition, the NCG Committee reviews an individual’s diversity (including self-identified diversity characteristics) along a variety of dimensions and considers whether such individual’s diversity characteristics would complement the existing Board as a whole. The experience, qualifications, attributes and skills the Board considered in the nomination and re-nomination of our directors are reflected in their individual biographies beginning on page 9 and the skills matrix on page 32. The matrix is a summary; it does not include all of the skills, experiences and qualifications that each director nominee offers, and if a particular experience, skill or qualification is not listed, it should not suggest that a director does not possess that skill.

30	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

Leadership Experience:

Directors with significant senior leadership experience with large organizations over an extended period provide us with unique insights. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.

The relevant leadership experience we seek includes past or current leadership roles in a major public company or recognized privately-held entity, especially CEO, president or other senior-level positions; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to us; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

Finance Experience:

An understanding of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Accurate financial reporting is critical to our success. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of our financial measures and internal control processes.

Industry Knowledge and Global Business Experience:

We value directors with an international business perspective and those with experience in our high priority areas, including consumer products, customer service, omni-channel retail, licensing and merchandising.

Directors with experience in global sourcing/supply chain assist management in achieving its supply chain priorities.

Sales and Marketing Experience:

Directors who have interacted with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights. They understand consumer needs and are experienced in identifying and developing marketing campaigns that might resonate with consumers, the use of technology and evolving marketing channels (such as social media, digital and e-commerce), and identifying potential changes in consumer trends and buying habits.

Technology Experience:

Directors with an understanding of technology and cybersecurity as it relates to the retail industry, marketing and/or governance help the Company focus its efforts in developing and investing in new technologies and using technology to achieve the Company’s goals, create shareholder value and oversee risks.

Real Estate Experience:

Directors with an understanding of real estate investment and development assist the Company in developing and executing its business strategies to leverage the large portfolio of stores and distribution centers.

ESG Experience:

Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director, including ESG. They also bring an understanding of diverse business processes, risks, challenges and strategies.

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Further Information Concerning the Board of Directors

Skills Matrix

Area of Experience	Arel	Blake	Boone	Buchanan	Chandoha	Chopra	Connelly	Gennette	Granoff	Lenehan	Levinson	Spring	Varga	Zhen
Leadership Experience
− CEO/President/senior executive of public company	«	«	«	«	«	«	«	«	«	«	«	«	«	«
− Senior executive of a financial institution/investment company					«				«
− Senior government position or appointment		
− Strategic planning, risk management, growth and transformation, succession planning and talent management	«	«	«	«	«	«	«	«	«	«	«	«	«	«
Finance Experience
− Financially literate	«	«	«	«	«	«	«	«	«	«	«	«	«	«
− Experience in investment banking or as a current or former CFO					«	«			«	«			«
− Audit committee financial expert		«		«	«	«				«			«
Industry Knowledge and Global Business Experience
− Senior executive or director of substantial business enterprise in relevant areas including consumer products, customer service, omni-channel retail, licensing and merchandising	«	«	«	«		«	«	«	«		«	«	«	«
− Global sourcing/supply chain	«	«		«					«
Sales and Marketing Experience
− Sales and/or marketing, including use of social media, e-commerce and other digital channels	«	«	«	«	«	«	«	«	«		«	«	«	«
Technology Experience
− Understanding of retail and/or marketing technology	«	«	«	«	«	«		«	«		«	«		«
− IT Governance/Cybersecurity						
Real Estate Experience
− Real estate investment company or developer/ acquisitions and dispositions and/or property management										«
ESG Experience
− Environmental: Managing policies on climate change, water usage, pollutants, conservation and environmental stewardship		«		«	«								«
− Social: Shareholder engagement, human capital, supply chain human rights, corporate charitable and political activity	«	«		«	«		«	«					«
− Governance: Experience on Boards other than Macy’s	«	«	«	«	«	«	«		«	«	«		«

Collectively, the composition of our Board reflects a wide range of viewpoints, thought leadership, background, experience and demographics, and includes individuals from a variety of professional disciplines and business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

32	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

Board Diversity Matrix

Below are the self-identified demographic characteristics of our Board members as of April 1, 2023.

	Female	Male
Total Number of Directors	16
Gender	7	9
Race/Ethnicity
African American or Black	1	1
Asian	1	1
Hispanic/Latino	1	0
White	4	7
LGBTQ+	2

The Board Diversity Matrix includes John A. Bryant (White male) and Leslie D. Hale (Black female). Mr. Bryant and Ms. Hale will not stand for reelection to the Board and their term of office will expire as of the end of the Annual Meeting.

Attendance at Board Meetings

Our Board held seven meetings during the fiscal year ended January 28, 2023 (fiscal 2022). All of our directors attended 90% or more of the meetings held during fiscal 2022 of the Board and Committees on which they served (held during the period in which the director served).

We expect our directors to make reasonable efforts to attend annual meetings of shareholders. All Company directors serving at the time of our most recent annual meeting of shareholders held in May 2022 attended such meeting.

90%
or More Attendance

Director Nominations By Shareholders

Our NCG Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same process and criteria as candidates identified by the NCG Committee. Shareholder nominations should be submitted in writing to Elisa D. Garcia, Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination.

Advance Notice By-Law. The advance notice provision of our By-Laws requires shareholders who nominate candidates to deliver written notice to the Secretary of Macy’s not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to the one-year anniversary of the preceding year's annual meeting. If the scheduled annual meeting date differs from such anniversary date by more than 30 calendar days, the notice must be so delivered not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting. If the date of the annual meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the annual meeting date, the nomination must be delivered to the Secretary of Macy’s not later than the close of business on the 10th calendar day following the day on which public announcement of the annual meeting date is first made. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.

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Further Information Concerning the Board of Directors

The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”

Universal Proxy Rules. Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-9 under the Securities Exchange Act of 1934 must provide written notice that sets forth the information required by our By-Laws and Rule 14a-9, which notice must be delivered to the Company at its principal executive offices within the applicable timeframes set forth in the advance notice provision of our By-Laws described above.

Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the required 3% beneficial ownership at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the next two annual meetings. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.

The shareholder is required to provide the information about itself and the proposed nominee(s) as indicated in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Secretary of Macy’s as follows:

■	received no earlier than the close of business on the 150th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement; and
■	not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement.

If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Secretary of Macy’s as follows:

■	received no earlier than the close of business on the 120th calendar day prior to the date of the annual meeting; and
■	not later than the close of business on the 60th calendar day prior to the annual meeting; or
■	if public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made.

For purposes of this By-Law, “close of business” means 5:00 p.m. Eastern Time on any calendar day, whether or not a business day, and “principal executive offices” means 151 West 34th Street, New York, New York 10001.

We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

Shareholder Engagement

We welcome the opportunity to engage with our shareholders to inform, solicit feedback and understand their perspectives on strategy and performance, ESG and other matters of mutual interest and importance. Over the last year members of our senior management, investor relations and corporate governance teams participated in numerous engagement activities with analysts and institutional investors, including investor conferences, and small-group and one-on-one meetings and conference calls. We offer shareholders several ways to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts and our annual shareholders meeting.

34	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

Proxy Outreach Cycle

Summer	Fall	Winter/Spring	Annual Meeting
Review annual meeting results to determine appropriate next steps, and prioritize post annual meeting shareholder engagement focus areas	Engage in annual off-season outreach meetings with shareholders and proxy advisory firms to solicit feedback and report to the CMD Committee and NCG Committee	Incorporate input from shareholder meetings into governance and compensation practices and disclosures as appropriate	Review performance and accomplishments in last fiscal year and answer questions submitted by shareholders

Each fall we undertake off-season outreach efforts to engage with our shareholders and the major proxy advisory firms following the annual meeting. The purpose of this outreach is to provide an update on and seek dialogue and feedback regarding our governance, diversity, equity and inclusion and sustainability practices as well as our compensation programs. In the fall of 2022, we reached out to 27 shareholders, including 21 of our top shareholders, representing approximately 73% of our outstanding shares (as of June 30, 2022), as well as major proxy advisory firms.

Ultimately, we held telephonic meetings with governance representatives of six shareholders representing more than 27% of our outstanding shares (as of June 30, 2022).

Engagement topics included:

■	Polaris Strategy
■	Environmental and Social Matters
■	Diversity, Equity and Inclusion
■	Total Rewards (including key features of our executive compensation plans for 2022)
■	Corporate Governance

We received positive feedback from the shareholders on the strength of our governance program, diversity, equity and inclusion efforts, environmental and social practices, inclusion of the culture index and total shareholder return as part of our executive compensation, and the thoroughness of our strategy. Shareholders provided suggestions on areas of additional disclosures and considerations. Following our off-season outreach, we provided an overview of the discussions and feedback to the applicable Board committees.

Communications With the Board

You may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by email to Directors@macys.com or by mail to Macy’s, Inc., 151 West 34th Street, New York, New York 10001, Attn: Chief Legal Officer. Please indicate to whom the communication is addressed. All communications are reviewed by the Corporate Secretary’s Office and are forwarded to the appropriate director(s) except those that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

Macy’s, Inc. 2023 Proxy Statement	35

Further Information Concerning the Board of Directors

Retirement Policy

Our Corporate Governance Principles provide for a mandatory retirement age of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

Resignation Policy

The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a Board member should necessarily resign from the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.

Upon receipt of the notification of a change in status, the NCG Committee will review the continued appropriateness of the director remaining on the Board under the changed circumstances and recommend to the full Board whether to accept the resignation based on its assessment of what is best for the Company and its shareholders.

Corporate Governance Principles and Code of Business Conduct and Ethics

Our Corporate Governance Principles and Code of Conduct, both of which apply to our principal executive officer, principal financial officer and principal accounting officer, as well as our Non-Employee Director Code of Business Conduct and Ethics, are available on our website. In addition, the following charters, policies and by-laws can also be accessed at www.macysinc.com/investors/corporate-governance/governance-documents.

■ Audit Committee Charter	■ Standards of Director Independence
■ Compensation and Management Development Committee Charter	■ Code of Conduct
■ Nominating and Corporate Governance Committee Charter	■ Non-Employee Director Code of Business Conduct and Ethics
■ Finance Committee Charter	■ Lead Independent Director Policy
■ Corporate Governance Principles	■ Proxy Access By-Laws

Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001.

Fiscal 2022 Director Compensation Program

Non-Employee Directors were entitled to receive the following compensation in fiscal 2022:

Type of Compensation	Amount of Compensation
Board Retainer	$90,000 annually
Audit Committee Chair Retainer	$30,000 annually
Other Committee Chair Retainer	$25,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$30,000 annually
Equity Grant	Annual award of restricted stock units with a value of $160,000
Matching Philanthropic Gift	Up to $500 annually

36	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid until Board service ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest at an annual rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.

On the date of the 2022 annual meeting, Non-Employee Directors elected at the annual meeting received a grant of restricted stock units with a market value of approximately $160,000. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant restricted stock units valued at 50% of the annual grant if the director is elected within six months after the annual meeting. The restricted stock units generally vest at the earlier of 1) the first anniversary of the grant or 2) the next annual meeting of shareholders. Upon vesting, receipt of shares in payment of the restricted stock units is automatically deferred as stock credits under the Director Deferred Compensation Plan. The stock credits are paid in shares of Macy’s common stock six months after the director’s Board service ends.

Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all regular employees. Macy’s matches up to a total of $500 of gifts made by the director to qualifying charities in any calendar year.

Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

Director Compensation Program Review

In December 2022, the NCG Committee engaged Semler Brossy to prepare a competitive assessment of our Non-Employee Director compensation program. Semler Brossy assessed our Non-Employee Director pay levels relative to the same 16- company peer group the CMD Committee then used in connection with its review of the compensation of the Named Executive Officers: Bed, Bath & Beyond, Best Buy, Burlington Stores, Dick’s Sporting Goods, Dillard’s, Dollar Tree, Foot Locker, Gap, Kohl’s, Lowe’s Companies, Nordstrom, Ross Stores, Target, TJX Companies, Ulta Beauty and Williams- Sonoma. Semler Brossy also utilized the 2021 – 2022 National Association of Corporate Directors (NACD) Director Compensation survey as a secondary reference. Semler Brossy’s review indicated that the structure of our Non-Employee Director compensation program is well aligned with peer and general industry practice and therefore did not propose changes to the Non-Employee Director pay program. Semler Brossy found that Macy’s current average total Non-Employee Director pay is positioned near the peer median, the mix of pay (41% cash and 59% equity) is consistent with peers and other program elements (committee pay and lead independent director retainer) are competitively positioned within the range of peer median.

Fiscal 2022 Non-Employee Director Compensation Table

The following table reflects the compensation for each Non-Employee Director for fiscal 2022. Mr. Gennette did not receive separate compensation for service as a Director.

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Further Information Concerning the Board of Directors

2022 Director Compensation

			Changes in Pension
			Value and
	Fees Earned		Nonqualified Deferred
	or Paid in	Stock	Compensation	All Other
	Cash(1)	Awards(2)	Earnings	Compensation(3)	Total
Name	($)	($)	($)	($)	($)
Emilie Arel	60,000	79,995	0	510	140,505
Francis S. Blake	125,000	159,990	0	5,929	290,919
Torrence N. Boone	110,000	159,990	0	726	270,716
John A. Bryant	130,000	159,990	0	2,809	292,799
Ashley Buchanan	107,500	159,990	0	0	267,490
Marie Chandoha	93,333	159,990	0	3,205	256,528
Deirdre P. Connelly	125,000	159,990	0	2,382	287,372
Jill Granoff	90,833	159,990	0	2,184	253,007
Leslie D. Hale	121,250	159,990	0	1,217	282,457
William H. Lenehan	110,000	159,990	0	327	270,317
Sara Levinson	110,000	159,990	0	2,000	271,990
Paul C. Varga	140,000	159,990	0	1,484	301,474
Marna C. Whittington	31,250	0	0	4,568	35,818
Tracey Zhen	107,500	159,990	0	1,827	269,317
(1)	All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred as cash or as stock unit credits under the Director Deferred Compensation Plan. Directors electing to defer all or a portion of their fees as stock units and the number of stock units credited were: Mr. Lenehan — 5,166 units.
(2)	The Non-Employee Directors elected at the 2022 Annual Shareholders Meeting received 8,810 restricted stock units on May 20, 2022, valued at $18.16 per share, which was the closing price of our common stock on the grant date. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant restricted stock units valued at 50% of the annual grant if the director is elected within six months after the annual meeting. Ms. Arel received 4,197 restricted stock units on August 25, 2022, valued at $19.06 per share, which was the closing price of our common stock on that date. The following table shows the number of deferred stock unit credits (under the Director Deferred Compensation Plan) and restricted stock units held by each of the Non-Employee Directors as of the end of fiscal 2022:

	Deferred	Restricted
	Stock	Stock
	Unit Credits	Units
Name	(#)	(#)
Arel	0	4,197
Blake	63,447	8,810
Boone	33,085	8,810
Bryant	73,471	8,810
Buchanan	2,982	8,810
Chandoha	0	8,810
Connelly	88,960	8,810
Granoff	0	8,810
Hale	77,449	8,810
Lenehan	96,708	8,810
Levinson	126,737	8,810
Varga	76,119	8,810
Whittington	29,925	0
Zhen	2,982	8,810

38	Macy’s, Inc. 2023 Proxy Statement

Further Information Concerning the Board of Directors

(3)	“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

	Merchandise
	Discount	Total
Name	($)	($)
Arel	510	510
Blake	5,929	5,929
Boone	726	726
Bryant	2,809	2,809
Buchanan	0	0
Chandoha	3,205	3,205
Connelly	2,382	2,382
Granoff	2,184	2,184
Hale	1,217	1,217
Lenehan	327	327
Levinson	2,000	2,000
Varga	1,484	1,484
Whittington	4,568	4,568
Zhen	1,827	1,827

Director Stock Ownership Guidelines; Hedging/Pledging Policy

The Board has adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain this ownership level for their Board tenure. As of fiscal 2022, the annual Board retainer is $90,000 and the guideline was $450,000 of our common stock. Shares counted toward this requirement include:

■	any shares beneficially owned by the director or immediate family members
■	time-based restricted stock or restricted stock units, whether or not vested
■	stock credits or other stock units credited to a director’s account

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the restricted stock units granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.

The Non-Employee Directors are covered by our policy which prohibits directors, executive officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 39.

Macy’s, Inc. 2023 Proxy Statement	39

Social Corporate Responsibility

Macy’s, Inc.

Corporate Social Responsibility

Our Approach to Corporate Social Responsibility and ESG

Stewardship for managing our resources and maximizing our positive social impact continues to be at the forefront of the organization. Proactively engaging on issues that span the breadth of our operations — transparency, product responsibility and supply chain management, energy management, diversity, equity and inclusion and building resilient communities — remain critical components of our ESG programs.

We have embedded management of ESG matters at all levels of the company. Our management is responsible for the development and implementation of our ESG strategies and programs with ultimate oversight by our Board and its committees.

Board of Directors	Responsible for oversight of corporate strategy, enterprise risk management framework, environmental stewardship, corporate governance policies and human capital management.

ESG oversight responsibilities are included in Board committee charters

Nominating and Corporate Governance Committee	Compensation and Management Development Committee	Audit Committee

Responsible for overseeing the programs, policies and practices relating to charitable, political, social, environmental and human rights issues, impacts and strategies.

Responsible for overseeing the Company’s corporate governance.

Responsible for overseeing the Company’s strategy and initiatives in support of a diverse and inclusive corporate culture.

Reviews and provides guidance on the enterprise talent and people strategies.

Receives periodic updates and provides guidance on other programs and initiatives, such as labor relations, compensation and colleague engagement.

Responsible for discussing policies with respect to the Company’s risk assessment and risk management including possible risks related to data privacy, computerized information controls, cybersecurity, and to consider any recommendations for improvement of these controls.

▲

Chairman of the Board and Chief Executive Officer	Sets the ESG vision and drives accountability across the organization.

Management committees are under the direction and supervision of the CEO

▲	▲	▲	▲
Sustainability Executive Steering Committee	Disclosure Committee	Diversity, Equity and Inclusion Business Council	Corporate Strategy Group
Leaders from Supply Chain, Legal, Communications, and the Corporate Controller	Leaders from Finance, Legal, Investor Relations and Communications	Leaders from every department and division, as well as the Diversity, Equity and Inclusion team	Leaders of all operating and functional divisions
■	The Chief Financial Officer works with the Disclosure Committee to engage with stakeholders on ESG issues and provide feedback to management and the Board.
■	The Chief Supply Chain Officer reports directly to the Chief Executive Officer and is responsible for the teams that manage ESG initiatives and supply chain transparency.

40	Macy’s, Inc. 2023 Proxy Statement

Social Corporate Responsibility

■	The Sustainability Executive Steering Committee, Disclosure Committee and Corporate Strategy Group also approve the ESG strategy and priorities, guide risk management and link to growth opportunities.
■	The Diversity, Equity and Inclusion Business Council, Disclosure Committee and Corporate Strategy Group work together to maintain our performance-driven culture and operating model that encourages lifelong learners and empowers colleagues to be leaders regardless of title or function.

The social corporate responsibility team is organized around four pillars:

Product	Human rights	Environment	Center of Excellence Governance
Drive higher representation of environmentally-responsible products	Oversee Human Rights and Social Compliance policies, practices and compliance with third party providers	Improve the environmental impact of our business operations	Enable disclosure, data analytics, reporting and colleague engagement
■ Maintain guidelines and parameters that support product designation of “sustainable” ■ Increase penetration of preferred materials within private brands ■ Support circular innovation	■ Confirm social compliance across all Macy’s, Bloomingdale’s and Bluemercury private label sourcing suppliers ■ Provide social compliance transparency ■ Support worker well-being program at our factories
■
Maintain adherence to environmental regulatory requirements
■
Manage environmental impacts, including greenhouse gas emissions accounting across scopes 1, 2, and 3
■
Establish policies and practices to improve environmental impact, including lowering greenhouse gas emissions
■ Embed ESG throughout the enterprise ■ Leverage KPIs, metrics, and scorecards to track progress for internal and public disclosure ■ Engage colleagues through training, awareness, and ESG initiatives

Our Approach to Climate Change

We recognize the risk climate change poses to our business and our planet. We seek to monitor and mitigate the risks to our operations and facilities, as well as reduce our carbon emissions. Our reporting is informed by the Task Force on Climate-Related Financial Disclosures (TCFD) recommendations.

We track our operational energy use and related Scope 1 and Scope 2 emissions. Additionally, we calculate certain Scope 3 emissions, including from our Private Brand’s upstream product transportation and distribution.

Macy’s, Inc. 2023 Proxy Statement	41

Social Corporate Responsibility

Highlights

Products and Sourcing

We strive to offer our customers products that are produced ethically and with environmentally-responsible materials and processes. In 2022:

■	Expanded the assortment of sustainable products on macys.com and bloomingdales.com. Products included in the Company’s sustainable offerings are generally required to be authenticated by at least one third-party certification, or other traceable means, under four focus areas of preferred materials, preferred practices, people first, or designed for less waste
■	Launched Circularity Pillar in Fall with refillable beauty
■	Furthered environmentally-responsible initiatives for our Private Brands products managed by Macy’s sourcing team
o	Joined Better Cotton and Ellen MacArthur Foundation
o	Launched Restricted Substance List and testing protocol, published chemical policy
o	Published Cotton and Wood-Based Material Policies
■	Enhanced monthly social compliance reporting for internal use to monitor continuous improvement of suppliers
■	Published list of Strategic and Core Tier 1 Private Brand Vendors in Fall 2022
■	Invested in our female factory workers by rolling out 10 Worker Well Being programs in private brand factories with HERProject
■	Continued our work with our Private Brand suppliers to promote understanding and compliance with our standards for safe and ethical treatment of their workers. Our contract terms and conditions require compliance with Macy’s Vendor & Supplier Code of Conduct. We require factories supplying our Private Brand division to be audited by a third party at least once every 18 months and more frequently if any issues are identified.

Environment

We seek to minimize the environmental impacts across our operations and supply chain and to responsibly manage the resources we consume and the waste we produce across our stores and logistics network. In November 2022, Macy’s, Inc. committed to set near-term company-wide emission reductions in line with the Science Based Targets initiative (SBTi).

■	Lighting continues to be our greatest opportunity for energy reduction. By the end of 2021, an additional 15 retail spaces were retrofitted with LED lighting, leading to a reduction of about 5.2 million kWh or 3.538 metric tons of CO2e. Since 2010, Macy’s has reduced total energy consumption by more than 18.4% through LED lighting retrofits.
■	As of 2023, we host 97 active solar sites. In 2021, approximately 61 million kWh was produced nationally, offsetting 43,230 metric tons of CO2e.
■	We are investing in and implementing innovations that help reduce, reuse and repurpose materials. In our stores, corporate offices and distribution centers, our policy is to recycle as much waste material as possible, including cardboard, plastic film, plastic hangers, paper, metal fixtures and wooden pallets. We also have an internal program to reuse, refurbish or recycle store fixtures and downstream or recycle electronics. Additionally, we have adopted best practices to reduce packaging, the majority of our samples are digital, all Macy’s fulfillment cardboard meets the Sustainable Forestry Initiative (SFI) sourcing standard and has recycled content, and all Private Label care labels are made with 100% recycled polyester content. These efforts reduce waste and further transition the company to become a more circular business.

42	Macy’s, Inc. 2023 Proxy Statement

Social Corporate Responsibility

Established Nationwide $15 Hourly Rate

Total Rewards Investments

Investments in our colleague compensation and benefits programs help us to attract, retain and engage talent and be competitive. In 2022:

■We established a $15 hourly rate for colleagues.
■We fulfilled our promise and funded an education benefit for all US regular, salaried and hourly colleagues. This benefit covers 100% of tuition and directly related costs for courses for high school completion, college prep, English language learning, college degrees, bootcamps and professional certifications within our education benefit program network.

Diversity, Equity and Inclusion (DE&I)

Our vision is to be a leader of diversity, equity and inclusion in the practices, policies and programs for our colleagues, customers and communities. DE&I is embedded into how we think, act and operate. By fostering an inclusive culture and an environment that inspires, we provide equitable access for everyone. The work we do to advance this mission is guided by and organized into five focus areas:

Colleague: Reflect the full spectrum of diversity at all levels of our organization
Customer: Ensure every customer is welcomed, accepted and respected
Supplier: Drive growth with underrepresented suppliers
Community: Drive impact through relationships that reflect our goals and values
Marketing: Consistently and genuinely reflect the full spectrum of our customers

We made progress in 2022 across all focus areas, most notably:

■Included an ethnic representation goal at the director level and above as part of annual incentives.
■Continued our Week of Understanding program(s) as part of our initiatives to foster an inclusive culture through enterprise-wide engagements. In its second year, colleagues have participated in seven days of programming and open dialogue. Topics ranged from inclusive digital body language and psychological safety to systemic racism, LGBTQ+ inclusivity in the workplace and anti-Asian hate.
■Launched DE&I simulation-based training across the enterprise, which established new benchmarks and insights to inform future programming and people leader development efforts.
■Expanded Employee Resource Groups (ERG) beyond our corporate offices to an additional 198 Store ERG chapters across the country. Awarded 634 ERG leaders with SPOT Bonus compensation awards to acknowledge their 2022 contributions and leadership.
■Diverse supplier spend in 2022 exceeded $825 million (unaudited), or 4.2% of total company spend, an increase of approximately $142 million or 21% compared to 2021.
■Hosted first Vendor Pitch Competition and awarded $250,000 in business grants to graduates of The Workshop at Macy’s 2022 program.
■Donated $11 million to organizations with DE&I explicit mission statements between grant giving, in-store roundups and online donation campaigns.
■Launched S.P.U.R. Pathways: Shared Purpose, Unlimited Reach to help businesses gain access to capital to accelerate growth and create new jobs in historically underserved and underfunded communities.

Macy’s, Inc. 2023 Proxy Statement	43

Social Corporate Responsibility

■	Recognized as one of the Top 50 Best-of-the-Best Corporations for Inclusion by the National Business Inclusion Consortium, a coalition of the nation’s leading business organizations representing diverse communities.
■	Recognized by Women’s Enterprise National Council with America’s Top Corporations Award for the commitment to create a brighter future for women-owned businesses.
■	Recognized by the National Minority Supplier Development Council as part of The Forefront 50 corporate members leading the way to create greater economic access and equity for systemically excluded entrepreneurs of color.

2022 $34M Donations 54,000 Volunteer Hours

Social Impact

Building on a 160-year corporate giving history and with the collective support of customers and colleagues, we strengthened our communities by supporting local and national charities to help make a difference in the lives of our customers. Giving back is one of our core values, and we want to create as much positive impact as possible.

In line with the launch of Macy’s, Inc. social purpose platform – Mission Every One – in March 2022, the company’s social impact work will focus on empowering youth to create a brighter future with bold representation. As part of its commitment to empower future leaders, Macy’s, Inc. will donate more than $100 million by 2025 to nonprofit organizations that support the emotional well-being and education of underrepresented youth, as well as environmental stewardship.

44	Macy’s, Inc. 2023 Proxy Statement

ITEM 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending February 3, 2024. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024.

Reasons for Re-Appointment of KPMG LLP

The Audit committee considers a number of factors in deciding to re-engage KPMG LLP as the independent registered public accounting firm, including the following:

■	Independence controls and objectivity
■	Length of KPMG’s service to Macy’s, Inc.
■	KPMG’s audit quality, performance and results
■	Impact of engaging a new auditor
■	Appropriateness of KPMG’s audit fees
■	KPMG’s reputation, integrity and competence
■	KPMG’s institutional company-industry knowledge, experience and expertise

In addition, the Audit Committee considered the benefits of a longer-tenured auditor to be the continuity and avoidance of switching costs, namely management time to bring new auditors up-to-speed and no disruption of non-audit workflows. Due to efficiencies and familiarity already established with KPMG, audit fees remain competitive.

Based on the above factors, the Audit Committee and Board believe the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and our shareholders.

Fees Paid to Independent Registered Public Accounting Firm

The table below summarizes the fees paid to KPMG LLP during fiscal 2022 and fiscal 2021.

		Audit-Related		All Other
	Audit Fees	Fees	Tax Fees	Fees	Total
Year	($)	($)	($)	($)	($)
2022	3,952,867	1,780	49,000	0	4,003,647
2021	4,457,000	1,780	51,446	0	4,510,226

Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the reviews of the interim financial statements included in our Forms 10-Q.

Audit-related fees represent professional services principally related to the audits of financial statements of employee benefit plans, audits of financial statements of certain subsidiaries and certain agreed upon procedures reports.

Macy’s, Inc. 2023 Proxy Statement	45

ITEM 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

Tax fees represent professional services related to tax compliance and consulting services.

The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of the policies and procedures appears below.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending February 3, 2024, and your proxy will be so voted unless you specify otherwise.

Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors

I.Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (for purposes of this section the “Committee”) will approve in advance all permitted non-audit services(1) (the “Permitted NAS”).

A.	The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.
B.	Pre-approval is not required for any Permitted NAS if:
1.	the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;
2.	the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and
3.	the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.

(1)	The nine categories of prohibited non-audit services are:
(i)	bookkeeping or other services related to the accounting records or financial statements of the audit client;
(ii)	financial information systems design and implementation;
(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(iv)	actuarial services;
(v)	internal audit outsourcing;
(vi)	management functions or human resources;
(vii)	broker or dealer, investment adviser, or investment banking services;
(viii)	legal services and expert services unrelated to the audit; and
(ix)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

46	Macy’s, Inc. 2023 Proxy Statement

ITEM 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

II.	Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter
A.	The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.
1.	In its submissions to management covering its proposed engagement, the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.
B.	Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.
1.	The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.
■	Whether the service is being performed principally for the Audit Committee;
■	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;
■	Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;
■	Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;
■	Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;
■	Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;
■	Whether the outside auditors, in effect, would be auditing their own numbers;
■	Whether the project must be started and completed very quickly;
■	Whether the outside audit firm has unique expertise in the service;
■	Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and
■	The size of the fee(s) for the non-audit service(s).
III.	Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

Macy’s, Inc. 2023 Proxy Statement	47

Macy’s, Inc.

Report of the Audit Committee

The Board has adopted a written Audit Committee Charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.

The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2022 for filing with the Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee and shall not be deemed to be “soliciting materials” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

John A. Bryant, Chair
Torrence N. Boone
Ashley Buchanan
Marie Chandoha
Leslie D. Hale
William H. Lenehan

Tracey Zhen

48	Macy’s Inc. 2023 Proxy Statement

ITEM 3: Advisory Vote to Approve Named Executive Officer Compensation

Advisory Vote to Approve Named Executive Officer Compensation

Shareholders are being asked to approve, on an advisory basis, the compensation of our named executive officers (the Named Executive Officers or NEOs), as disclosed according to Securities and Exchange Commission (SEC) rules, including in the Compensation Discussion & Analysis, the executive compensation tables and related material included in this proxy statement.

This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2022, our say-on-pay proposal received a FOR vote of 91.7%.

The text of the resolution setting forth the proposal is as follows:

RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2023 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis and the 2022 Summary Compensation Table and related compensation tables and narrative discussion.

2022 FOR Vote 91.7%

We urge you to read the Compensation Discussion & Analysis, which begins on page 52 and discusses how our compensation policies and procedures reflect our pay-for-performance compensation philosophy. Specifically:

■	Our executive compensation structure is designed to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value.
■	We believe our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.
■	The vote to approve the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Securities Exchange Act of 1934. The vote is advisory and not binding on the Company, the CMD Committee or the Board of Directors. Although non-binding, the Board of Directors and the CMD Committee value the shareholder opinions expressed by their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate.
■	At our 2017 annual meeting of shareholders, shareholders voted to hold an advisory say-on-pay vote on an annual basis and we have submitted an advisory say-on-pay vote to our shareholders at each annual meeting since that time. Subject to this year's advisory vote to approve the frequency of the advisory vote to approve Named Executive Officer compensation (Item 4), we anticipate continuing to hold an advisory say-on-pay vote on an annual basis (with the next one occurring in 2024).

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

The Board of Directors unanimously recommends you vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement.

Macy’s Inc. 2023 Proxy Statement	49

ITEM 4: Advisory Vote on Frequency of the Shareholder Vote on Executive Compensation

Advisory Vote to Approve the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation

In accordance with Section 14A of the Securities Exchange Act of 1934, shareholders have the opportunity to cast an advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation, referred to as the “say-on-frequency” vote. The say-on-frequency vote is required to be held once every six years.

This say-on-frequency vote is a non-binding vote to determine whether the advisory say-on-pay vote should occur every one, two or three years. We last held a say-on-frequency vote at our 2017 annual meeting of shareholders. At that meeting, our shareholders voted in favor of holding annual advisory say-on-pay votes, and we have held a say-on-pay vote on an annual basis since that time. It is expected that the next say-on-frequency vote will occur at our 2029 annual meeting of shareholders.

After considering the benefits and consequences of each option, the Board of Directors has determined that an annual say-on-frequency vote is the most appropriate alternative and recommends you vote for the say-on-pay advisory vote to occur every year.

The Board believes an annual say-on-pay advisory vote provides the highest level of accountability and communication by allowing shareholders to provide us with direct input each year on the executive compensation information presented in the proxy statement.

Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “1 year,” “2 years,” “3 years,” or “abstain.”

The say-on-frequency vote is advisory; therefore, the result will not be binding on the Company or the Board. The Board will, however, take into account the outcome of the vote when considering the frequency of future advisory say-on-pay votes, and expects to be guided by the voting option that receives the greatest number of votes, even if that alternative does not receive a majority vote.

The Board of Directors unanimously recommends a vote for
1 YEAR as the frequency with which shareholders are provided an advisory vote to approve named executive officer compensation, and your proxy will be so voted unless you specify otherwise.

50	Macy’s Inc. 2023 Proxy Statement

Macy’s, Inc.

Compensation Committee Report

The Compensation and Management Development (CMD) Committee has reviewed and discussed the Compensation Discussion & Analysis with Macy’s, Inc.’s management. Based on such review and discussions, the CMD Committee recommended to the Board that the Compensation Discussion & Analysis be included in Macy’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023 and proxy statement.

The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Francis S. Blake, Chair

Emilie Arel

Deirdre P. Connelly

Jill Granoff

Sara Levinson

Paul C. Varga

Macy’s Inc. 2023 Proxy Statement	51

Compensation Discussion & Analysis

Macy’s, Inc.

Compensation Discussion & Analysis

The Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and how our Named Executive Officers (NEOs) are compensated.

52	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

Our Named Executive Officers

Jeff Gennette Age: 61 Chairman of the Board since 2018 and Chief Executive Officer since 2017	Years with Macy’s: 39 See Mr. Gennette’s biography on page 15 of this proxy statement

Adrian V. Mitchell Age: 49 Chief Operating Officer since 2023 and Chief Financial Officer since 2020

Years with Macy’s: 3

Prior Career Highlights

Boston Consulting Group
Managing Director and Partner, Digital BCG and Consumer Practices

Arhaus LLC
Chief Executive Officer

Crate and Barrel
Chief Financial Officer, Chief Operating Officer and Interim Chief Executive Officer

Target Corporation
Multiple management positions including Director, Strategy and Interactive Design for target.com and Director, Innovation and Productivity for Target Corporation

McKinsey & Company, Inc.
Co-founded the NA Lean Operations Retail Practice

Education

M.B.A., Harvard University

B.S., Chemical Engineering, Louisiana State University

Macy’s, Inc. 2023 Proxy Statement	53

Compensation Discussion & Analysis

Elisa D. Garcia Age: 65 Chief Legal Officer and Secretary since 2016

Years with Macy’s: 6

Prior Career Highlights

Office Depot
Chief Legal Officer
EVP, General Counsel and Secretary

Domino’s Pizza
EVP, General Counsel and Secretary

Philip Morris International
Regional Counsel, Latin America

GAF Corporation
Corporate Counsel

Willkie Farr & Gallagher LLP
Corporate Finance Associate

Education

J.D., St. John’s University School of Law

M.S., Policy Analysis & Planning, State University of New York at Stony Brook

B.A., Political Science, State University of New York at Stony Brook

Danielle L. Kirgan Age: 47 Chief Transformation and Human Resources Officer since 2016

Years with Macy’s: 5

Prior Career Highlights

American Airlines
SVP, People
Chief Human Resources Officer

Darden Restaurants
Chief Human Resources Officer

Conagra Brands
VP, Human Resources

Education

B.A., Business Administration, Illinois State University

Antony (Tony) Spring Age: 58 President and CEO-Elect	Years with Macy’s: 35 See Mr. Spring’s biography on page 18 of this proxy statement

54	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

Executive Summary

We successfully navigated fiscal 2022 from a position of financial and operational strength. Despite an increasingly volatile macroeconomic climate, we fortified our balance sheet, took a disciplined approach to inventory management and achieved an annual adjusted EBITDA as a percent of net sales of 10.8%. We have built a solid foundation for long-term, profitable sales growth through the enterprise-wide investments we have made in our corporate and hourly colleagues, infrastructure, and data-driven systems, which have enabled us to become more efficient and agile.

We exited 2022 more disciplined, relevant and flexible. The disciplines we have built into our business are driving us forward and strengthening our modern department store positioning.

2022 Business Highlights

During 2022, we remained focused and delivered on several of our strategic priorities across the enterprise.

Macy’s, Inc.

■	Our financial health and stability enabled us to navigate uncertainties while continuing to invest in future growth. At the end of 2022, we had $862 million of cash, $1.2 billion less debt than 2019 and no material debt maturities until 2027.
■	Investments we made over the last three years, including supply chain modernization, data analytics and recruiting and retaining the best talent, are continuing to pay off. Through our disciplined approach to inventory management, we ended 2022 with inventories down 3% to 2021 and down 18% to 2019, while providing fresh fashion and style at great value for all of our customers.
■	Opened three new Market by Macy’s and one new Bloomie’s location, bringing our total number of smaller-format, off-mall locations to 10.
■	Continued to invest in our #1 resource, our colleagues, by establishing a nationwide $15/hourly rate and through our debt-free education program.

Additionally, during 2022, we introduced our enterprise-wide, social purpose platform, Mission Every One, to achieve positive societal change. It is our commitment to use our business and brands to tackle societal barriers. We committed to direct $5 billion of our spend through 2025 to our people, partners, products and programs to create a more equitable and sustainable future – and empower more voice, choice and ownership. Not only does Mission Every One galvanize our colleagues around our social purpose, but we believe it will help us attract a new generation of top talent – and a younger, more socially-driven customer.

Macy’s

■	Launched Macy’s digital Marketplace, which added 20 new categories and 500 new brands to our digital platforms.
■	Introduced our proprietary “Own Your Style” omnichannel brand platform that encourages customers to celebrate their personal style.
■	Continued to optimize and reposition our store fleet to better serve our customers as they embraced a return to physical stores in 2022.
■	Implemented our Toys “R” Us store within store concept in every Macy’s, more than doubling toy sales for the year and attracting over half million new customers.
■	Added and refined pricing science capabilities, such as competitive pricing.
■	Enhanced our channel and location-level markdowns.
■	Approximately 42.7 million active customers shopped the Macy’s brand, down approximately 4% over 2021.
■	Macy’s Star Rewards members accounted for approximately 70% of Macy’s brand owned plus licensed comparable sales.

Macy’s, Inc. 2023 Proxy Statement	55

Compensation Discussion & Analysis

Bloomingdale’s & Bluemercury

■	Bloomingdale’s celebrated its 150th anniversary with special events, limited edition collaborations with key vendor partners and exciting pop-up shops at many locations.
■	4.1 million active customers shopped Bloomingdale’s, up 5% over 2021.
■	Bloomingdale’s Loyallist members accounted for over 70% of owned plus licensed comparable sales, spending 7% more year over year.
■	Approximately 662,000 active customers shopped Bluemercury in 2022, a 12% increase over 2021.
■	Bluemercury loyalty customers represented 80%+ of sales, spending twice as much as non-loyalty customers.
■	Both Bloomingdale’s and Bluemercury achieved their highest annual sales volume in history.

2022 Macy’s, Inc. Financial Highlights

■	$24.4 billion in net sales
■	0.6% increase in comparable sales on an owned plus licensed basis versus full year 2021
■	$2.6 billion in adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
■	10.8% Adjusted EBITDA as a percent of net sales
■	$4.48 adjusted diluted earnings per share (EPS)
■	$173 million dividends paid to shareholders
■	$600 million in share repurchases

See Non-GAAP Metrics on page 72.

Turning to compensation, our 2022 named executive officer (NEO) compensation program was closely aligned to our overall business performance, which was guided by the six pillars of our Polaris strategy.

56	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

Polaris Strategy	2022 Incentive Plan Key Performance Metrics	2022 Compensation Program	2022 Compensation Outcomes
Win with Fashion and Style – Deliver fashion and style that meet core and new customer needs across all occasions

Sales

Adjusted EBITDA

Strategic Initiatives:

Customer Index

■
Store Conversion
■
Digital Conversion

Culture Index

■
Colleague Engagement
■
Ethnically Diverse Representation at Director level and above

Relative Total Shareholder Return (rTSR)

Digital Sales

Base Salary Competitive pay to attract and retain talented executives

Annual Incentive Plan

An opportunity to earn an annual cash award based on the Company’s financial performance and strategic business objectives

Long-Term Incentive

A mix of performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs) to align management’s interests with long-term shareholders’ interests

Base Salary

CEO and CFO received base salary adjustments of 3.8% and 6.25%, respectively, to better align with market

Annual Incentive Plan

Annual incentive awards for 2022 paid out, on average, at 54.64% percent of target

Long-Term Incentive

Based on the Company’s 3-year relative Total Shareholder Return (rTSR) to the applicable peer group, the 2020 – 2022 PRSU awards were earned at 150% of target

Deliver Clear Value – Build trust and deliver value through simple, easy-to-understand pricing and promotions
Excel in Digital Shopping – Provide a modern, frictionless digital shopping journey
Enhance Store Experience – Create a tech-enabled, connected omni-ecosystem
Modernize Supply Chain – Move toward a faster and more efficient customer fulfillment infrastructure
Enable Transformation – Leverage data analytics, technology and performance-driven operating model to drive transformation

2022 Compensation Program Design Highlights

The 2022 executive compensation program was designed to reflect a return to a more normalized business environment:

■	The incentive plans continued their purpose to motivate and engage the organization and leadership with linkage between strategy, business plan and incentives
■	Plan design mirrored Polaris strategy of Customer, Colleague, Growth and Profit
■	Balancing reward and risk; performance and payout curves reflected a return to pre-pandemic levels

The annual incentive plan design reflected continuity from 2021 with a focus on key 2022 initiatives.

■	Metrics were weighted 70% on the financial metrics of adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) and sales and 30% on two evenly weighted strategic metrics to support our Polaris strategy — a customer index and a culture index.
■	We continued to use performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs) in the long-term incentive plan with a mix of 50% each for all NEOs. Consistent with the 2021 PRSU plan, the 2022 plan had two metrics: relative total shareholder return (rTSR) and digital sales, weighted 60% and 40%, respectively.
■	The payout ranges in both the annual and long-term incentive plans were 25% - 200% range of target, consistent with the payout range used prior to the pandemic.

Macy’s, Inc. 2023 Proxy Statement	57

Compensation Discussion & Analysis

Our Results

2022 Annual Incentive Plan — 54.64% Payout

The financial plans set at the beginning of the year anticipated positive momentum with a return to a more normalized retail environment as well as some challenges in the macroeconomic environment. While we pivoted during the year and continued to execute our strategy, we began to see increasing pressure on the consumer from macroeconomic headwinds and a heightened competitive retail environment driven by industry-wide inventory surpluses that impacted the performance outcome in our annual incentive plan as summarized below.

■	Performance against the sales metric was 97.66% of plan and performance against the Adjusted EBITDA metric did not meet the threshold performance level
■	Performance against the Customer Index, comprised of store and digital conversion, was slightly below target
■	Performance against the Culture Index, comprised of colleague engagement and ethnically diverse representation, exceeded plan

2020 – 2022 Performance Share Plan — 150% Payout

The performance period (July 2020 – end of fiscal 2022) for the PRSUs granted in fiscal 2020 concluded at the end of fiscal 2022. The performance metric for the PRSU plan was relative Total Shareholder Return (rTSR) compared to the S&P Retail Select peer group, and the awards were granted in July 2020. Strong stock price performance during the performance period relative to our peer group resulted in a payout of 150% of target.

■	PRSU plans before and after the 2020 – 2022 plan have used multiple metrics, including rTSR. Due to the challenges created by the ongoing uncertainty of the 2020 pandemic, the CMD Committee determined appropriate long-term business targets could not be set. The CMD Committee selected rTSR as the sole metric in the 2020 – 2022 plan to provide a focus on long-term shareholder outcomes and maintain accountability for performance relative to the sector.
o	The CMD Committee also used a step-based approach that provided for a range of performance at each payout level and determined it was appropriate to lower the maximum payout opportunity from 200% to 150% of target.
■	Normally the CMD Committee grants PRSU awards in March. In 2020, the Committee delayed equity grants to July due to the pandemic. After the Company stabilized, including re-opening stores and securing new financing in 2020, the Committee reverted to the standard timing of PRSU awards beginning in 2021.

Path to Growth — 96% of locations earned

Colleagues in our stores, supply chain and customer support networks participate in our quarterly Path to Growth incentive program.  Incentive payments in this plan totaled approximately $23M for fiscal 2022, and 96% of our locations achieved performance levels that resulted in payments to our colleagues during the year. The Path to Growth incentive program rewards excellent performance by colleagues (non-NEOs) and supports Macy’s pay-for-performance philosophy and culture.

Highlights of Our Executive Compensation Programs

Our compensation program objectives are to provide competitive and reasonable compensation opportunities through programs aligned with key business strategies and plans, foster a performance-based culture, and attract, motivate, reward and retain key executives. Balancing these primary program objectives helps ensure accountability to our shareholders. For a discussion of our short-and long-term incentive programs, see page 61.

58	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

Pay for Performance Alignment

CEO Compensation and Pay For Performance Alignment

2022 CEO Pay

Semler Brossy, the compensation consultant for the CMD Committee, completed a 2022 market review and determined our CEO’s target total compensation of $12,212,500 was positioned at approximately the 48th percentile of the peer group.

■	Mr. Gennette’s realized compensation each year is largely dependent on performance results and changes in the stock price.
■	Mr. Gennette’s realized 2022 compensation was $20,633,046 — approximately 69% above his target compensation attributable largely to stock price growth.
■	This realized pay is consistent with 2022 annual performance below plan resulting in a below target payout and, due to strong stock price performance, maximum payout for the 2020 – 2022 PRSUs and above grant date value for the value of RSUs on the vesting date.

To further demonstrate the rigor of our pay-for-performance alignment, the following shows Mr. Gennette’s realized versus target compensation for fiscal years 2018 – 2022. Realized equity value is calculated based on the value of earned PRSUs (excluding dividend equivalents) and RSUs at the time of vesting and the realized value of stock options upon exercise.

Over the past five years, Mr. Gennette has realized, on average, approximately 79% of his target compensation.

CEO Target v. Realized Pay
Five-year average: **79%** of Target Compensation
$4,350
$2,900
$2,210
$1,300
$3,687
$1,300
$4,350
$2,900
$2,210
$1,300
$1,410
$920
$1,300
$3,625
$3,625
$2,210
$1,300
$2,763
$975
$3,625
$3,625
$2,210
$1,300
$4,517
$2,552
$3,315
$1,300
$4,250
$4,250
$2,363
$1,350
$14,098
$3,894
$1,291
$1,350
Target
Realized
2018
2019
2020
2021
2022
Salary
Annual Incentive
Stock Options
RSUs
PRSUs

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Compensation Discussion & Analysis

Compensation Component	2018	2019	2020	2021		2022
Base Salary	$1,300,000	$1,300,000	$1,300,000		$1,300,000		$1,350,000
Voluntary Reduction in Base Salary Due to COVID-19	n/a	n/a	$(325,000)	$	n/a	$	n/a
Annual Incentive Payout	$3,687,200	$919,800	$2,762,500		$3,315,000		$1,290,870
Stock Option Exercise	$0	$0	$0		$0		$0
RSU Vesting	$0	$0	$0		$2,551,984		$3,894,055
PRSUs Earned	$0	$1,409,617	$0		$4,517,128		$14,098,121
Total Compensation Realized	$4,987,200	$3,629,417	$3,737,500		$11,684,112		$20,633,046
Mr. Gennette’s Total Target Compensation	$10,760,000	$10,760,000	$10,760,000		$10,760,000		$12,212,500
% of Target Compensation Realized	46%	34%	35%		109%		169%

Compensation Mix: Focus on At Risk Pay and Balance of Short- and Long-Term Incentives

Within our primary pay elements of base salary, performance-based annual incentive and long-term incentives, we emphasize at risk pay over fixed pay with at least 70% of our NEOs’ target direct compensation linked to a variety of metrics, including pre-determined performance objectives (financial and strategic) and stock price performance. The program also balances the importance of achievement of short-term and long-term objectives.

Shareholder Engagement and Support for Our Compensation Program

At the 2022 Annual Meeting of Shareholders, approximately 91.7% of the votes cast approved our “say-on-pay” proposal in support of our named executive officer compensation. Shareholder support of our executive compensation programs has averaged 94.4% over the last ten years.

2022	2021	2020
91.7%	90.3%	93.7%

During our off-season shareholder outreach in Fall 2022, shareholders generally expressed alignment with our compensation programs. The CMD Committee believes the feedback received during these sessions, together with our vote results, reflect general support of our NEO compensation program. The CMD Committee did not make any changes to such program in fiscal 2022 that were specifically driven by the say-on-pay vote.

60	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

2022 Short-Term and Long-Term Incentive Programs

The designs of the 2022 programs reflected a return to a more normalized business environment and continuity from last year with a focus on our key initiatives for 2022.

Key Features of the 2022 Incentive Program

Program	Performance		Metric Weight		Rationale
Short-Term Incentive Plan (STI)	■ Sales ■ Adjusted EBITDA ■ Strategic Initiatives o Customer Index • Store Conversion • Digital Conversion o Culture Index • Colleague Engagement • Ethnically Diverse Representation at Director level and above		35% 35% 15% 15%
■
Sales and Adjusted EBITDA: key financial metrics that measure top and bottom-line performance
■
Customer Index conversion provides a strong customer focus as they returned to stores or continued shopping online
■
Culture Index motivates our leaders to champion the company culture during uncertain times and also help drive ethnically diverse representation of 30% at Senior Director level and above by 2025

	Performance Curves				■ To reflect a normalized business environment, reverted to performance and payout ranges used prior to the pandemic
% of Plan Performance
	Metric	Threshold	Target	Maximum
	Sales	97%	Plan	103%
	Adjusted EBITDA	90%	Plan	110%
	Strategic Initiatives		Varies
Long-Term Incentive Plan (LTI)

Mix of PRSUs and time-based RSUs

■
Allocation evenly weighted; 50% each
■
PRSU performance metrics
o
rTSR for fiscal 2022-2024 compared to the S&P Retail Select Index Peer Group (weighted 60%)
o
Digital Sales performance in 2024 (weighted 40%)
■
The payout ranges in both the annual and PRSU incentive plans were 25% - 200% range of target, consistent with the payout range used prior to the pandemic

■
50% split maintains a high-performance focus
■
rTSR focuses on long-term shareholder value and accountability for performance relative to the broader retail sector
■
Digital sales aligns with our strategy to be a digitally led omni-retailer

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Compensation Discussion & Analysis

Executive Compensation Practices

What We Do

We align executive compensation with the interests of our shareholders	Pages
■ Focus on performance-based compensation	57-60
■ Align compensation with performance	57-60
■ Conduct an annual risk assessment of executive compensation program	24
■ Maintain robust stock ownership guidelines for executive officers	70

Our executive compensation program is designed to encourage balanced decision making and to avoid excessive risk taking
■ Incentive plans use multiple metrics	63-66
■ Measure performance against both annual and multi-year periods	63-66
■ Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	24
■ Cap performance-based compensation payouts	65-66

We adhere to executive compensation best practices
■ Provide modest perquisites with reasonable business rationale	66
■ Conduct annual say-on-pay vote	49
■ Constitute the CMD Committee with only independent directors	27
■ Include a relative TSR metric for PRSUs and limit payouts to target level if absolute TSR is negative over the measurement period	65
■ Provide for recoupment of cash and equity incentive compensation in certain circumstances	69
■ Prohibit hedging and pledging transactions by directors and executive officers	70
■ Utilize a compensation consultant independent of management	68
■ Provide a reasonable post-employment change-in-control plan	83
■ Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	66

What We Don’t Do

■ Do not provide excise tax gross-ups upon a change-in-control	N/A
■ Do not provide individual employment contracts	N/A
■ Do not reprice or buyout for cash underwater stock options without shareholder approval	75
■ Do not provide individual change-in-control agreements	83

62	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

The Key Elements of Executive Compensation

The compensation program for our NEOs consists primarily of the components outlined in the following table.

Component	Objective
Base Salary	Market-competitive pay necessary to attract and retain high-quality talent. Pay reflective of role, responsibilities, individual performance, and experience.
Short-Term Incentive Awards	Cash awards that vary based on performance; designed to align incentives with business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.
Long-Term Incentive Awards	Reward long-term performance and align management with our shareholders.
Benefits	Assist in attracting and retaining our leaders.

As disclosed in the 2022 proxy statement, the following compensation actions for our NEOs were taken in March 2022 and are reflected in the information below.

2022 Compensation Actions

Chairman and CEO

The CMD Committee, supported by its independent advisor Semler Brossy, annually reviews Mr. Gennette’s compensation following the process described in “How We Set Executive Compensation.” Semler Brossy completed its competitive analysis at the end of 2021, including analyzing the competitive market data and developing target pay proposals. The CMD Committee reviewed the data provided by Semler Brossy and considered the significant impact of Mr. Gennette’s leadership during the pandemic and the 2021 business recovery. Following these discussions, the CMD Committee recommended, and the Board approved, a 13.5% increase to Mr. Gennette’s target compensation to $12,212,500 which reflects the following increases:

■	Base salary from $1,300,000 to $1,350,000
■	Target annual incentive from 170% to 175% of base salary
■	Target LTI value from $7,250,000 to $8,500,000

These changes positioned Mr. Gennette’s 2022 target compensation at approximately the 48th percentile of the peer group CEOs, with the majority of his pay increase for 2022 in short-and long-term at-risk compensation.

Other NEOs

The CMD Committee increased the target compensation for Mr. Mitchell, EVP, CFO and Mr. Spring, EVP, Macy’s, Inc. and Chairman/CEO, Bloomingdale’s, based on the analysis of the market data and performance of the executives. The changes position the target compensation for these executives at approximately the median of the peer group.

The CMD Committee approved the following:

■	Increases in base salary from $800,000 to $850,000 and target long-term incentive from $1,415,000 to $1,800,000 for Mr. Mitchell. There was no change to Mr. Mitchell’s target annual incentive opportunity.
■	Increase in target long-term incentive from $1,600,000 to $1,800,000 for Mr. Spring. There were no changes to Mr. Spring’s base salary or target annual incentive opportunity.

Macy’s, Inc. 2023 Proxy Statement	63

Compensation Discussion & Analysis

2022 Base Salary

As reflected in the discussions above, we provide base salaries to our NEOs to deliver a fixed component of compensation that reflects the scope and complexity of each NEO’s role. Base salaries are intended to aid in the Company’s ability to attract and retain critical executive officers and are reviewed against comparable positions in the market.

	FY 2021	FY 2022
Name	Salary	Salary
Gennette	$1,300,000	$1,350,000
Mitchell	$800,000	$850,000
Garcia	$750,000	$750,000
Kirgan	$850,000	$850,000
Spring	$850,000	$850,000

2022 Annual Incentive Plan

The NEOs participate in the Senior Executive Incentive Compensation Plan (annual incentive plan or STI plan). The annual incentive plan aligns executive compensation with our business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.

Annual Incentive Opportunity as a Percent of Base Salary. Targeted annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards earned are dependent on performance relative to the pre-determined goals, as shown in the chart below (and such alternative or additional factors as the CMD Committee deems appropriate). The payout range is consistent with the pre-pandemic ranges.

	Threshold		Maximum
Name	(25% of Target)	Target	(200% of Target)
Gennette	43.75%	175%	350%
Mitchell	25.00%	100%	200%
Garcia	18.75%	75%	150%
Kirgan	25.00%	100%	200%
Spring	25.00%	100%	200%

All dollar amounts are shown in millions.

As shown above, 30% of the annual incentive is based on strategic initiatives, including a Customer Index comprised of Macy’s digital and store conversion and a Culture Index consisting of colleague engagement and ethnically diverse representation.

64	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

The Customer Index is equally weighted between digital and store conversion and provides a strong customer focus whether customers returned to stores or continued to shop online. The target for each metric was established based on the conversion performance required to support the business. The performance result was slightly below target and reflects conversion across both channels of business.

Colleague engagement scores are provided by an external third-party and is the average score from surveys completed twice a year. Consistent with last year, the target was set above the industry benchmark average.

Ethnically diverse representation is defined as the percent of ethnically diverse colleagues at the director level and above, measured as a percent of total colleagues at this level. We have set a goal of 30% ethnically diverse colleagues at the director level and above by 2025. To reach this goal, it is important to establish and focus on milestones that continue to build our talent pipeline. Target performance was set 0.8% above 2021 actual performance.

2022 Long-term Incentive Plan

The annual core equity awards to NEOs consisted of PRSUs and RSUs, equally weighted. The 2022 PRSU program reflects continuity from last year with a focus on performance metrics that will strengthen our position as a digitally led omnichannel retailer. In support of this long-term strategic objective and to drive shareholder value, the Committee selected rTSR and 2024 digital sales as metrics.

We are focused on performance metrics that will help strengthen our position as a digitally led omnichannel retailer which will support our long-term strategic objective to drive shareholder value.

■	PRSUs granted in fiscal 2022 vest, if earned, following the end of fiscal 2024 based on upon achievement of performance targets.
■	In addition to the rTSR and Digital Sales metric, the plan features an additional payout opportunity based on long-term comparable store sales. The maximum opportunity continues to be 200%, even with the inclusion of this feature.
■	The PRSU grant continues to include a negative TSR cap and a maximum value cap applicable to the rTSR metric
o	If Macy’s absolute TSR over the performance period is negative, any payout earned is capped at target
o	Regardless of Macy’s performance relative to peers or stock price growth, the maximum payout amount for the rTSR metric is capped at 400% of the target grant date value, attributable to both performance and stock price appreciation

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Compensation Discussion & Analysis

■	The RSUs vest ratably over a four-year period beginning on the first anniversary of the grant date. The CMD Committee determines the number of PRSUs and RSUs required to deliver the targeted award value by dividing the target dollar award value by the closing price of Macy’s stock price on the grant date.

The target number of PRSUs and the number of RSUs granted to NEOs is shown in the 2022 Grants of Plan-Based Awards table.

Fiscal 2020 PRSU Grant

The performance period for the PRSUs granted in fiscal 2020 concluded as of the end of fiscal 2022. A payout was earned based on the total shareholder return relative to the peer group for the period from July 9, 2020 through the end of fiscal 2022. For more information about the plan design, see 2020 – 2022 Performance Share Plan.

Strong stock price performance relative to our peer group resulted in a payout of 150% of target.

Benefits

Retirement and Deferred Compensation Plans. The NEOs participate in our broad-based 401(k) retirement investment plan. The NEOs also participate in a non-qualified deferred compensation plan with features like the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in December 2013, and the NEOs no longer accrue new benefits under the plans. See pages 79 – 81 for more information on these plans.

Perquisites. We provide limited perquisites including business club and professional memberships and, for our

CEO, a car and driver for security reasons and limited personal use of the Company aircraft. See page 74 for more information.

Severance and Change-in-Control. We maintain executive severance plans and a change-in-control plan covering our NEOs. Our deferred compensation programs provide accelerated benefits in the event of a change-in-control. All equity awards are subject to “double-trigger” vesting in the event of a change-in-control. See pages 83 - 89 for more information.

66	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

How We Determine Executive Compensation

We use a collaborative process in making executive compensation decisions.

Responsible Party	Primary Roles and Responsibilities

CMD Committee
■
Administers executive compensation program for senior executives
■
Oversees annual and long-term incentive plans, as well as benefits and policies
■
Ensures appropriate succession plans in place for CEO and other key executive positions
■
Emphasizes pay-for-performance linkage of executive compensation program and helps ensure programs are competitive
■
When making compensation program decisions, considers:
o
our compensation philosophy
o
our financial and operating performance and total shareholder return
o
general compensation policies and practices for our colleagues
o
practices and executive compensation levels within the market

Compensation Consultant
■
Attends CMD Committee meetings at request of CMD Committee, meets with CMD Committee in executive session without management, and communicates with CMD Committee chair regarding emerging issues and other matters
■
Reviews and provides advice relating to:
o
design of annual and long-term incentive plans, including degree to which incentive plans support business strategies and balance risk-taking with potential reward
o
selection of performance metrics
o
peer group/market pay and performance comparisons
o
competitiveness of key executives’ compensation
o
changes to NEOs’ compensation levels
o
design of other compensation and benefits programs
o
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes

Management (CEO and Human Resources Executives)
■
CMD Committee seeks input from CEO and human resources, legal and finance executives to develop and design various compensation programs to support the goals and objectives of the programs
■
Human resources department uses various survey firms and data sources to provide calculations, comparator group and general market data used by management in compensation-related analyses
■
At the beginning of each fiscal year, CEO meets with direct reports, including other NEOs, to set individual performance objectives for the year which include achieving key financial and business goals. Following fiscal year end, CEO reviews performance of each direct report against Company and individual performance objectives and individual’s contributions to Company performance
■
CEO takes part in CMD Committee discussions of compensation involving direct reports, provides input on individual performance and provides recommendations on compensation levels
■
Human resources executives, with assistance of Semler Brossy, provide CMD Committee with data, analyses and other information in considering CEO compensation recommendations for direct reports
■
Mr. Gennette does not participate in portions of the CMD Committee or Board meetings during which his compensation is discussed

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Compensation Discussion & Analysis

Independent Compensation Consultant

The CMD Committee has retained Semler Brossy as the Committee’s independent compensation consultant to provide counsel on various compensation related matters including:

■	compensation program design;
■	peer group identification and competitive market assessment;
■	market insights and trends in executive compensation;
■	management’s proposed levels of compensation; and
■	governance and regulatory trends.

Semler Brossy provides no services to the Company other than those provided directly to, or on behalf of, the CMD Committee, and to, or on behalf of, the NCG Committee, with respect to director compensation. The CMD Committee has assessed the independence of Semler Brossy pursuant to the NYSE listing standards and SEC rules and is not aware of any conflict of interest raised by Semler Brossy’s work that would prevent Semler Brossy from providing independent advice to the CMD Committee.

How We Set Executive Compensation

Timing

Generally, the CMD Committee reviews NEO base salaries, annual incentive award payments and equity awards at its March meeting. At that time, financial and other performance results for the prior fiscal year are available and Company performance against applicable targets are measured.

Market Data Serves as One Point of Reference

Semler Brossy provides the CMD Committee with a competitive assessment for each pay element, target total direct compensation and overall compensation mix in December. The market data is sourced from a combination of peer company public filings, peer company data cuts from published compensation surveys and survey data from a broader sample of retail companies. Market data is one of several factors considered in determining compensation levels and packages for NEOs, and actual positioning of target compensation may be above or below the median based on company revenue size, executive’s experience, unique skill set, scope of responsibilities, supply and demand of critical talent in the market, tenure and other factors.

The 2022 target total direct compensation for Mr. Gennette ranks at approximately the 48th percentile of the peer group.

Compensation Peer Group

The CMD Committee references comparative compensation data of a peer group of publicly traded retail companies to inform itself of the competitiveness of compensation and program design and believes the data provides directional context for compensation decisions. The CMD Committee recognizes that due to factors unique to Macy’s, including business model and strategies, scope and complexity of jobs, and specific talent needs, as well as executive changes within the peer group and year-over-year changes in survey data, there is an imperfect comparability of NEO positions among companies. Thus, the CMD Committee does not benchmark or target any specific position for compensation components based on peer group data.

68	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

In August 2022 Semler Brossy completed a peer group review to confirm the appropriateness of the current peers. The methodology to complete this review included a review of industry, size and business model to ensure the resulting group was generally representative of the Company’s business model, balanced larger and smaller companies and included a sufficient number of companies. Following the review, Semler Brossy recommended updating the peer group as shown.

Company	Recommendation
Ulta Beauty	Add to peer group ■ Fit within the size screen ■ Product overlaps with a portion of the Company’s business ■ Product is either “non-essential” or partially “non-essential”

The Committee concurred with these recommendations and the outcome of the decision is shown below. The 2021 peer group was the one referenced for 2022 compensation decisions.

2021 Peer Group Companies	2022 Peer Group Companies
Bed, Bath and Beyond	Bed, Bath and Beyond
Best Buy	Best Buy
Burlington Stores	Burlington Stores
Dick’s Sporting Goods	Dick’s Sporting Goods
Dillard’s	Dillard’s
Dollar Tree	Dollar Tree
Foot Locker	Foot Locker
Gap	Gap
Kohl’s	Kohl’s
Lowes Companies	Lowes Companies
Nordstrom	Nordstrom
Ross Stores	Ross Stores
Target	Target
TJX Companies	TJX Companies
Williams-Sonoma	Williams-Sonoma
Ulta Beauty

The revised peer group for 2022 consists of 16 companies. Semler Brossy reviewed the peer group and determined Macy’s trailing fourth quarter revenue was positioned between median and the 75th percentile and market capitalization near the 40th percentile as of July 2022. The peer group prioritizes apparel-focused department stores and companies with a similar business profile to Macy’s that maintain a more non-essential product offering, as well as several retailers with a significant portion of revenue through online sales.

Executive Compensation Governance

Clawback Policy

The CMD Committee has the discretion to require a participant in the annual incentive plan or in the long-term incentive compensation program to repay income derived from annual incentives, PRSUs and RSUs and stock options in the event of a restatement of our financial results. This repayment would occur within three years after any such payment to correct a material error that is determined by the CMD Committee to be the result of executive fraud or intentional misconduct. In the wake of the SEC’s recent promulgation of the final Dodd-Frank Act clawback rules, we expect to review and consider changes to our clawback provisions.

Macy’s, Inc. 2023 Proxy Statement	69

Compensation Discussion & Analysis

Stock Ownership Guidelines

Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs.

Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary of the date as of which the executive first becomes covered under his/her current or new ownership guideline. Conversely, if newly hired or promoted, compliance is expected when he/she first becomes eligible to receive a payout of PRSUs and/or RSUs under our long-term incentive plan.

Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met in order to be in compliance with the stock ownership policy.

Position	Ownership Guidelines

Chief Executive Officer and Chairman of the Board	• • • • • •	6x base salary
Chief Financial Officer and Chief Transformation and Human Resources Officer	• • •	3x base salary
Chief Legal Officer and EVP, Macy’s, Inc. and Chairman and CEO, Bloomingdale’s	• •	2x base salary

Shares counted toward the ownership guideline consist of:

■	Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive
■	Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise
■	Time-based restricted stock or RSUs granted to executives, whether or not vested
■	The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan

Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership guideline.

Once a determination is made that the required ownership guideline value has been met, a subsequent decrease in share price will not affect that determination, provided there is no subsequent sale of the total number of shares relied on to meet the guideline value unless, and only to the extent, the then current market value of such total number of shares exceeds the required ownership guideline.

Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the ownership guidelines of the policy.

Anti-Hedging/Anti-Pledging Policy

Directors, executive officers and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock in lending transactions. Set forth below is Macy’s Hedging/Pledging policy.

Macy’s, Inc. considers it inappropriate for any Director, executive officer or participant in the Company’s long-term incentive plan to engage in any transaction in which they may profit from short-term speculative swings in the value of Macy’s securities

70	Macy’s, Inc. 2023 Proxy Statement

Compensation Discussion & Analysis

or pledge Macy’s stock in lending transactions. Therefore, as a matter of Company policy, these individuals may not engage in:

■	the purchase or sale of “put” and “call” options (publicly available rights to sell or buy Macy’s securities within a certain period of time at a specified price or the like);
■	“short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future);
■	“short selling against the box” (selling owned but not delivered securities);
■	the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Macy’s securities granted to the individual as compensation or held, directly or indirectly, by the individual; and
■	pledging Macy’s securities as collateral for a loan, including, without limitation, in a margin account.

Furthermore, Section 16(c) of the Securities Exchange Act of 1934 prohibits short sales and short sales against the box of Macy’s securities by the Company’s directors and executive officers. The prohibitions listed above do not apply to the exercise of stock options granted as part of a Company incentive plan.

Timing of Equity Awards

The CMD Committee typically approves annual equity-based awards at its annual March meeting. The March meeting occurs after annual financial results are available — at least three weeks after we release our fiscal year-end earnings. The CMD Committee may approve equity-based grants on other dates for purposes such as newly hired executives, executives promoted into positions eligible for such grants, or to retain executives important to the Company. The Company determines a specific calendar of trading blackout dates each year, and equity-based awards are not issued on any of the designated trading blackout dates.

Tax Considerations

In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our executive officers (and, beginning in 2018, certain former executive officers).

The CMD Committee focuses on designing and maintaining executive compensation arrangements that we believe will attract and retain the executive talent we need to compete successfully even if in certain cases such compensation is not deductible for federal income tax purposes.

Accounting

We record salaries and performance-based cash incentives in our financial statements as expense in the amount paid, or to be paid, to the NEOs.

Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to colleagues.

We expense all equity-based awards in accordance with FASB Accounting Standards Codification (ASC) Topic 718, Compensation-Stock Compensation. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to help ensure that financial efficiency is maximized.

Macy’s, Inc. 2023 Proxy Statement	71

Compensation Discussion & Analysis

Non-GAAP Metrics

Macy’s reports its financial performance in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP financial measures provide users of the Company’s financial information with additional useful information in evaluating operating performance, and we have included certain non-GAAP measures as performance metrics in our incentive plans.

We use 1) sales and Adjusted EBITDA metrics in our annual incentive plan and 2) and Digital Sales as a metric in our three-year performance share plan. Sales and digital sales are calculated on an owned plus licensed basis and include sales from departments licensed to third parties, which are not included in sales calculated in conformity with GAAP (on an owned basis). Sales and Adjusted EBITDA exclude impairment charges, restructuring charges, store closing costs, acquisitions and dispositions of business operations, unreserved tax assessments and other items.

Reconciliations to the most directly comparable GAAP measures for Changes in Comparable Sales on an Owned Plus Licensed Basis, Adjusted EBITDA, Adjusted Diluted Earnings Per Share and other information concerning non-GAAP financial measures are provided on page 32 of Macy’s Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Important Information Regarding Non-GAAP Financial Measures.”

72	Macy’s, Inc. 2023 Proxy Statement

Compensation of the Named Executive Officers for 2022

The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2022, and our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2022, collectively referred to as the “Named Executives” or the “NEOs.”

2022 Summary Compensation Table

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards(1)	Awards	Compensation	Earnings(2)	Compensation(3)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Jeff Gennette	2022	1,337,500	0	8,333,532	0	1,290,870	0	94,089	11,055,991
Chief Executive Officer	2021	1,300,000	0	7,096,408	0	3,315,000	477,829	101,694	12,290,931
	2020	975,000	0	7,014,892	0	2,762,500	306,549	24,352	11,083,293
Adrian V. Mitchell	2022	837,500	0	1,764,721	0	464,440	0	20,417	3,087,078
Chief Financial Officer	2021	800,000	0	1,385,014	0	1,200,000	0	239,480	3,624,494
	2020	200,000	500,000	1,356,490	0	250,000	0	0	2,306,490
Elisa D. Garcia	2022	750,000	0	1,176,480	0	307,350	0	51,469	2,285,299
Chief Legal Officer	2021	750,000	0	1,174,565	0	843,750	0	50,266	2,818,581
	2020	712,500	0	1,176,642	0	703,125	0	33,131	2,625,398
Danielle L. Kirgan	2022	850,000	0	1,764,721	0	464,440	0	20,500	3,099,661
Chief Transformation	2021	850,000	0	1,761,847	0	1,275,000	0	66,938	3,953,785
and Human Resources	2020	807,500	0	3,514,965	0	1,062,500	0	26,904	5,411,869
Officer
Tony Spring	2022	850,000	0	1,764,721	0	464,440	0	74,375	3,153,536
EVP, Macy's, Inc. & Chairman & CEO, Bloomingdale's	2021	850,000	0	1,566,097	0	1,275,000	237,818	66,938	3,995,853
(1)	The amounts in this column for fiscal 2022 include the grant date fair value for PRSUs and RSUs granted in fiscal 2022:
■	The grant date fair value for PRSUs awarded were determined by using the weighted average grant date price of approximately $25.32 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $24.63 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis, and (ii) $26.35 per share for the portion of the grant subject to 2024 digital sales, by using the grant date closing price for the common stock. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the PRSUs would be $8,167,080 for Mr. Gennette, $1,729,473 for Mr. Mitchell, $1,152,982 for Ms. Garcia, and $1,729,473 each for Ms. Kirgan and Mr. Spring.
■	RSUs were awarded at a grant date fair value of $26.35. See 2022 Grants of Plan-Based Awards for number of shares and value of time-based restricted stock units awarded in fiscal 2022.
(2)	We did not pay above-market interest under our executive deferred compensation plan in 2022. The amounts reflected for fiscal 2022 in this column would typically represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP) in fiscal 2022. However, in fiscal 2022, the actuarial present values of Mr. Gennette’s and Mr. Spring’s benefits under such plans decreased by $217,152 and $441,661, respectively. No Named Executive accrues additional benefits under the CAPP or SERP because benefits are frozen. The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 4.73% for the CAPP and 4.74% for the SERP. For both the CAPP and SERP, base mortality rates are Pri-2012 White Collar mortality table projected to 2016 using MP-2018 and then projected forward to the measurement date using MP-2021. Mortality is projected generationally from the measurement date using scale MP-2021 for both the CAPP and SERP. Scale MP-2021 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age. Because pension benefits are frozen, year-over-year changes in pension value are generally driven by changes in valuation assumptions as well as aging toward assumed retirement age.

Macy’s, Inc. 2023 Proxy Statement	73

Compensation of the Named Executives for 2022

(3)	Included in “All Other Compensation” for fiscal 2022 are Company benefit plan contributions and the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

			DCP	401(k)
	Aircraft	Car	Matching	Matching
	Usage(a)	Programs(b)	Contribution(c)	Contribution	Other	Total
Name	($)	($)	($)	($)	($)	($)
Gennette	62,370	4,719	16,325	10,675	0	94,089
Mitchell	0	0	9,742	10,675	0	20,417
Garcia	0	0	40,794	10,675	0	51,469
Kirgan	0	0	9,825	10,675	0	20,500
Spring	0	0	63,700	10,675	0	74,375
(a)	Mr. Gennette is the only Named Executive who is permitted to make personal use of Company aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouse and/or other guests may accompany Mr. Gennette on some flights, but there are no additional incremental costs associated with their travel on those flights. Mr. Gennette is required to reimburse the Company to the extent that the calculated incremental costs associated with his personal usage of Company aircraft exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:
■	Flights were deemed business or personal based on the purpose of the flight.
■	If a trip was deemed personal, ferry flights, if any, were included as personal.
■	If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.
(b)	The amount shown reflects the costs relating to personal use by Mr. Gennette of a dedicated car and driver that the Company makes available to him for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, fuel, tolls, driver public transportation and rental car use, maintenance and other incidental costs incurred in connection with such personal use.
(c)	The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (DCP). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.

Plan-Based Awards

The following table sets forth certain information regarding the annual incentive plan and other equity awards granted during fiscal 2022 to each of the Named Executives.

2022 Grants of Plan-Based Awards

									All Other	Grant
									Stock	Date Fair
						Estimated Future Payouts			Awards;	Value
			Estimated Possible Payouts			Under Equity Incentive			Number of	of Stock
		Grant Date	Under Non-Equity Incentive			Plan			Shares of	and
		for Equity-	Awards			Awards			Stock or	Option
		Based	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Award Type	Awards	($)	($)	($)(1)	(#)	(#)(2)	(#)	(#)	($)(3)
Gennette	Annual Incentive		590,625	2,362,500	4,725,000
	PRSUs	3/24/2022					161,290			4,083,540
	RSUs	3/24/2022							161,290	4,249,992
Mitchell	Annual Incentive		212,500	850,000	1,700,000
	PRSUs	3/24/2022					34,155			864,736
	RSUs	3/24/2022							34,155	899,984
Garcia	Annual Incentive		140,625	562,500	1,125,000
	PRSUs	3/24/2022					22,770			576,491
	RSUs	3/24/2022							22,770	599,990
Kirgan	Annual Incentive		212,500	850,000	1,700,000
	PRSUs	3/24/2022					34,155			864,736
	RSUs	3/24/2022							34,155	899,984
Spring	Annual Incentive		212,500	850,000	1,700,000
	PRSUs	3/24/2022					34,155			864,736
	RSUs	3/24/2022							34,155	899,984
(1)	The Named Executives are eligible for an annual cash incentive award under our Incentive Plan, which is deemed a “non-equity incentive plan” under SEC rules. Under the Incentive Plan, the maximum award a Named Executive may receive for fiscal 2022 is the Incentive

74	Macy’s, Inc. 2023 Proxy Statement

Compensation of the Named Executives for 2022

Plan’s per-person maximum of $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive under the Incentive Plan. For a more detailed discussion of the Incentive Plan, see the “Annual Incentive Plan” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”
(2)	The Named Executives received a grant of PRSUs on March 24, 2022. The PRSUs vest at the conclusion of the approximate three-year performance period ending on February 1, 2025. The number of PRSUs earned may range from 0% to 200% of the Target award opportunity based on performance against relative TSR and digital sales goals as well as an opportunity based on long-term comparable store sales. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common stock at the end of the performance period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”
(3)	PRSUs granted on March 24, 2022 were valued by using a weighted grant date price for our common stock of approximately $25.32 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $24.63 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis, and (ii) $26.35 per share for the portion of the grant subject to 2024 digital sales, by using the grant date closing price for the common stock. RSUs granted on March 24, 2022 were valued using the grant date closing price for the common stock of $26.35 per share.

Equity awards were granted under 1) the Amended and Restated 2009 Omnibus Incentive Compensation Plan (2009 Omnibus Plan) prior to May 18, 2018, 2) the 2018 Equity and Incentive Compensation Plan (2018 Equity Plan) from May 18, 2018 until May 20, 2021 and 3) the 2021 Equity and Incentive Compensation Plan (2021 Equity Plan) from May 21, 2021. All of these plans have been approved by Macy’s shareholders.

Stock Options. The exercise price of stock options may not be less than the closing price of Macy’s common stock on the NYSE on the grant date. Stock options vest over time, typically in 25% installments on the first four anniversaries of the grant date, and have 10-year terms. Our plans do not provide for the granting of “reload” options and prohibit the repricing of previously granted options.

In the event of an executive’s permanent and total disability, unvested stock options immediately vest and remain exercisable until the end of their term. Upon death, unvested stock options immediately vest and remain exercisable for three years or the end of their term, and at retirement, unvested stock options may continue to vest in accordance with their original vesting schedule and remain exercisable until the end of their term, in either case subject to the terms and conditions of the individual grant and satisfaction of certain age and years of service requirements.

Stock options granted in fiscal 2010 and later become immediately exercisable in full in the event of termination of employment by the Company without “cause” or by the optionee for “good reason” (as defined in the terms and conditions of the grant) within a specified period of time following a change in control.

Restricted Stock Units. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted.

RSU grants can be either time-based or performance-based and will generally be forfeited if the Named Executive’s employment ends prior to the vesting date. RSUs may have different vesting schedules based on the purpose of the award, including, for example, a four year ratable vest schedule for annual awards, and generally do not earn dividends or dividend equivalents. RSUs immediately vest in the event of death or disability, continue to vest on retirement if the grantee meets certain age and years of service requirements or on involuntary termination if the grantee participates in the Senior Executive Severance Plan, and immediately vest if the grantee’s employment is terminated without “cause” or by the grantee for “good reason” (as defined) within a specified period of time following a change in control.

PRSUs are subject to forfeiture if performance criteria applicable to the units are not satisfied. Depending upon satisfaction of the performance criteria, units may vest within a range of percentages of the target award at the end the performance period (typically three years), and generally earn dividend equivalents if the units vest. PRSUs are forfeited to the extent performance criteria are not satisfied. PRSUs are forfeited if the grantee ceases to be employed prior to the performance vesting date. PRSUs vest on a pro rata basis in the event of death or disability, on retirement if the grantee meets certain age and years of service requirements, or on involuntary termination if the grantee participates in the Senior Executive Severance Plan. Upon a

Macy’s, Inc. 2023 Proxy Statement	75

Compensation of the Named Executives for 2022

change in control, PRSUs convert to RSUs and are subject to “double-trigger” vesting. See General Terms of the Performance-Based RSU Grants.

Fiscal 2021 PRSU Grant

The PRSUs granted to the Named Executives in fiscal 2021 that are earned at the end of the approximate three-year performance period ending on February 3, 2024 are expected to be paid in shares of Macy’s common stock within 2- 1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% and 200% of the target award, based upon rTSR goal and 2023 digital sales performance objectives, respectively. See the “2021 Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis.”

Fiscal 2022 PRSU Grant

The PRSUs granted to the Named Executives in fiscal 2022 that are earned at the end of the approximate three-year performance period ending on February 1, 2025 are expected to be paid in shares of Macy’s common stock within 2-1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 200% of the target award, based upon rTSR goal and 2024 digital sales performance objectives and a long-term comparable store sales feature.

General Terms of the Performance-Based RSU Grants

For purposes of PRSU grants, relative TSR (fiscal 2020, 2021, and 2022 grants) and Digital Sales (fiscal 2021 and 2022 grants) are defined as follows:

■	Relative TSR is defined as the change in the value of our common stock over the performance period, taking into account both stock price change and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. Relative TSR is the percentile rank of our TSR compared to the TSR peer group over the performance period.
■	Digital Sales is defined as all on-line sales including macys.com, bloomingdales.com and bluemercury.com owned and licensed sales and digital marketplace sales and is inclusive of buy on-line ship to store (BOSS) plus buy on-line pick up in store (BOPS) for the fiscal year ended February 3, 2024, and February 1, 2025 for the fiscal 2021 and 2022 plans respectively, as reported in the Company’s internal reports and records.

Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional units and will be paid out as shares of common stock only to the extent the underlying PRSUs are earned.

In the event of a change in control of the Company, the PRSUs will be converted to time-based RSUs vesting on the third anniversary of the grant date. If the change in control occurs prior to the 24-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity. If the change in control occurs after such 24-month anniversary, the conversion will be based on performance through the date of the change in control. Unvested time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.

Restrictive Covenants. Under our long-term incentive program, Named Executives desiring to take advantage of retirement vesting or continued vesting following involuntary termination provisions in stock option, RSU and PRSU award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if 1) within one year following retirement or involuntary termination, the Named Executive renders personal services to a competitor (two years for the CEO), 2) within two years following retirement or involuntary termination, the Named Executive solicits or entices an employee to resign from the Company, or 3) at any time following retirement or involuntary termination, the Named Executive discloses confidential information to a third party.

76	Macy’s, Inc. 2023 Proxy Statement

Compensation of the Named Executives for 2022

Outstanding Equity Awards

The following table sets forth certain information regarding the total number and aggregate value of options and units held by each of the Named Executives as of January 28, 2023. The dollar amount shown for units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($23.08) on the last trading day of fiscal 2022.

2022 Outstanding Equity Awards at Fiscal Year-End

		Option Awards				Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
						Number	Market	Unearned	Unearned
						of	Value of	Shares,	Shares,
						Shares	Shares	Units or	Units or
						or Units	or Units	Other	Other
		Number of	Number of			of Stock	of Stock	Rights	Rights
		Securities	Securities			that	that	that	That
		Underlying	Underlying	Option		Have	Have	Have	Have
		Unexercised	Unexercised	Exercise	Option	Not	Not	Not	Not
		Options (#)	Options (#)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant Date	Exercisable(1)	Unexercisable(1)	($)	Date	(#)(2)	($)	(#)(3)(4)	($)
Gennette	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	37,755	0	58.92	3/28/2024
	3/27/2015	51,973	0	63.65	3/27/2025
	3/23/2016	87,662	0	43.42	3/23/2026
	3/24/2017	396,946	0	28.17	3/24/2027
	4/6/2018	386,151	0	29.80	4/6/2028
	3/21/2019	423,151	141,051	24.03	3/21/2029
	7/9/2020					273,379	6,309,587
	3/25/2021							220,632	5,092,187
	3/25/2021					165,474	3,819,140
	3/24/2022							161,290	3,722,573
	3/24/2022					161,290	3,722,573
Mitchell	11/23/2020					11,894	274,514
	11/23/2020					96,061	2,217,088
	3/25/2021							43,061	993,848
	3/25/2021					32,296	745,392
	3/24/2022							34,155	788,297
	3/24/2022					34,155	788,297
Garcia	9/20/2016	84,937	0	34.96	9/20/2026
	3/24/2017	73,282	0	28.17	3/24/2027
	4/6/2018	63,914	0	29.80	4/6/2028
	3/21/2019	70,038	23,347	24.03	3/21/2029
	7/9/2020					63,348	1,462,072
	3/25/2021							36,518	842,835
	3/25/2021					27,389	632,138
	3/24/2022							22,770	525,532
	3/24/2022					22,770	525,532
Kirgan	11/13/2017	139,664	0	19.33	11/13/2027
	4/6/2018	63,914	0	29.80	4/6/2028
	3/21/2019	70,038	23,347	24.03	3/21/2029
	7/9/2020					95,023	2,193,131
	3/25/2021							54,777	1,264,253
	3/25/2021					41,083	948,196
	3/24/2022							34,155	788,297
	3/24/2022					34,155	788,297

Macy’s, Inc. 2023 Proxy Statement	77

Compensation of the Named Executives for 2022

		Option Awards				Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
						Number	Market	Unearned	Unearned
						of	Value of	Shares,	Shares,
						Shares	Shares	Units or	Units or
						or Units	or Units	Other	Other
		Number of	Number of			of Stock	of Stock	Rights	Rights
		Securities	Securities			that	that	that	That
		Underlying	Underlying	Option		Have	Have	Have	Have
		Unexercised	Unexercised	Exercise	Option	Not	Not	Not	Not
		Options (#)	Options (#)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant Date	Exercisable(1)	Unexercisable(1)	($)	Date	(#)	($)	(#)	($)
Spring	3/19/2013	24,691	0	41.67	3/19/2023
	3/28/2014	23,597	0	58.92	3/28/2024
	3/27/2015	23,099	0	63.65	3/27/2025
	3/23/2016	38,961	0	43.42	3/23/2026
	3/24/2017	73,282	0	28.17	3/24/2027
	3/23/2018	43,272	0	27.21	3/23/2028
	3/21/2019	41,293	13,765	24.03	3/21/2029
	3/21/2019					2,944	67,948
	7/9/2020					74,698	1,724,030
	3/25/2021							48,691	1,123,788
	3/25/2021					36,519	842,859
	3/24/2022							34,155	788,297
	3/24/2022					34,155	788,297
(1)	Options vest/vested as follows:

Grant Date	Vesting Schedule
3/19/2013	25% on each of 3/19/14, 3/19/15, 3/19/16 and 3/19/17
3/28/2014	25% on each of 3/28/15, 3/28/16, 3/28/17 and 3/28/18
3/27/2015	25% on each of 3/27/16, 3/27/17, 3/27/18 and 3/27/19
3/23/2016	25% on each of 3/23/17, 3/23/18, 3/23/19 and 3/23/20
9/20/2016	25% on each of 9/20/17, 9/20/18, 9/20/19 and 9/20/20
3/24/2017	25% on each of 3/24/18, 3/24/19, 3/24/20 and 3/24/21
11/13/2017	25% on each of 11/13/18, 11/13/19, 11/13/20 and 11/13/21
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
4/6/2018	25% on each of 4/6/19, 4/6/20, 4/6/21 and 4/6/22
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23
(2)	RSUs vest/vested as follows:

Grant Date	Vesting Schedule
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23
7/9/2020	25% on each of 7/9/21, 7/9/22, 7/9/23 and 7/9/24
11/23/2020	100% on 11/23/23
11/23/2020	25% on each of 11/23/21, 11/23/22, 11/23/23 and 11/23/24
3/25/2021	25% on each of 3/25/22, 3/25/23, 3/25/24 and 3/25/25
3/24/2022	25% each on 3/24/23, 3/24/24, 3/24/25 and 3/24/36
(3)	Target number of PRSUs granted March 25, 2021 that vest following conclusion of the three-year (fiscal 2021 – 2023) performance period, subject to satisfaction of performance criteria.
(4)	Target number of PRSUs granted March 24, 2022 that vest following conclusion of the three-year (fiscal 2022 – 2024) performance period, subject to satisfaction of performance criteria.

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Compensation of the Named Executives for 2022

The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2022 upon the exercise of stock options and the vesting of restricted stock units.

2022 Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting(1)	on Vesting(2)
Name	(#)	($)	(#)	($)
Gennette	0	0	1,011,982	17,992,176
Mitchell	0	0	32,003	684,066
Garcia	0	0	122,250	2,206,761
Kirgan	0	0	359,343	6,463,492
Spring	0	0	151,105	2,784,745
(1)	The number of shares includes RSUs that vested on the dates indicated below and PRSUs that were earned as of the end of the July 9, 2020 – January 28, 2023 performance period as follows.

Name	RSUs(#)	Date RSUs Vested	PRSUs#
Gennette	55,158	3/25/2022	820,135
	136,689	7/9/2022
Mitchell	10,765	3/25/2022	15,291
	5,947	11/23/2022
Garcia	9,129	3/25/2022	81,447
	31,674	7/9/2022
Kirgan	13,694	3/25/2022	122,170
	223,479	7/9/2022
Spring	2,944	3/21/2022	96,040
	2,600	3/23/2022
	12,172	3/25/2022
	37,349	7/9/2022
(2)	The value of the stock awards are calculated based on the closing price on the date the restrictions lapsed for RSUs and on the date the CMD Committee certified the performance results for PRSUs (March 23, 2023), not as of the date the awards were granted.

The Named Executives received dividend equivalents accrued on the earned PRSUs during the performance period as follows: Mr. Gennette 34,400 shares, Mr. Mitchell 639 shares, Ms. Garcia 3,413 shares, Ms. Kirgan 5,122 shares and Mr. Spring 4,026 shares. The value of the dividends earned is not reflected in the calculations above.

Post Retirement Compensation

Retirement Plans

Our Retirement Program consists of defined benefit plans and a defined contribution plan.

Defined Contribution Plan. The Retirement Program includes the Macy’s 401(k) Retirement Investment Plan (401(k) Plan), a defined contribution plan. As of January 1, 2023, approximately 118,407 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation each year (up to maximum amounts established from time to time by the Internal Revenue Code). We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.

An executive may choose any of several investment funds for investment of the executive’s balances, and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2022 Summary Compensation Table.

Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (Prior Plan Credits) which

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Compensation of the Named Executives for 2022

accrued prior to adoption of the 401(k) Plan continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.

Defined Benefit Plans. Through fiscal 2013, we provided the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as CAPP) and the Macy’s, Inc. Supplementary Executive Retirement Plan (SERP), two defined benefit plans covering certain Named Executives. No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).

The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes — a unit credit cost method, a PBO effective discount interest rate of 4.73% for the CAPP and 4.74% for the SERP, and a normal retirement age of 65 (as defined by the plans).

2022 Pension Benefits

		Number of Years	Present Value of	Payments During
		of Credit Service(1)	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
Gennette	CAPP	30	536,021	0
	SERP	30	5,894,153	0
Mitchell	CAPP	0	0	0
	SERP	0	0	0
Garcia	CAPP	0	0	0
	SERP	0	0	0
Kirgan	CAPP	0	0	0
	SERP	0	0	0
Spring	CAPP	27	448,759	0
	SERP	27	3,945,187	0
(1)	The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits. Actual years of service for Mr. Gennette is 39 years and Mr. Spring is 35 years.

CAPP. As of January 1, 2023, approximately 18,800 active employees, including certain Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:

■	an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;
■	pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and
■	interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.

Approximately 4,880 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.

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Compensation of the Named Executives for 2022

SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.

As of January 1, 2023, approximately 55 executives were eligible to receive benefits under the SERP. Approximately five of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.

We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

Nonqualified Deferred Compensation Plans

Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (EDCP). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.

On January 1, 2014 we introduced the Macy’s, Inc. Deferred Compensation Plan (DCP), a new non-qualified deferred compensation plan with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.

Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match deferrals at a rate similar to the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

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Compensation of the Named Executives for 2022

2022 Nonqualified Deferred Compensation

		Executive	Registrant	Aggregate	Aggregate	Aggregate
		Contributions	Contributions	Earnings	Withdrawals/	Balance
		in Last FY(1)	in Last FY(2)	in Last FY(3)	Distributions	at Last FYE(4)
Name	Plan Name	($)	($)	($)	($)	($)
Gennette	EDCP	0	0	(394)	0	31,244
	DCP	0	16,325	(10,704)	0	288,154
Mitchell	EDCP	0	0	0	0	0
	DCP	0	9,742	0	0	0
Garcia	EDCP	0	0	0	0	0
	DCP	60,000	40,794	(24,434)	0	360,761
Kirgan	EDCP	0	0	0	0	0
	DCP	0	9,825	(61,694)	0	1,375,467
Spring	EDCP	0	0	(13,935)	0	929,334
	DCP	102,000	63,700	(123,236)	0	1,691,929
(1)	The amounts in this column associated with the DCP are reported as compensation for fiscal 2022 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2022 Summary Compensation Table.
(2)	The amounts in this column associated with the DCP represent Company matching contributions and are included in the 2022 Summary Compensation Table under the “All Other Compensation” column for fiscal 2022. These amounts will be credited to the participants’ accounts in fiscal 2023.
(3)	The amounts in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2022 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.
(4)	A portion of the compensation deferred by Mr. Gennette and Mr. Spring under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to their contributions under the EDCP was deferred in years prior to those reported in the 2022 Summary Compensation Table.

The aggregate balance reflected in this column attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in last FY” and “Registrant Contributions in last FY” columns, if any, have been reported in the Company’s Summary Compensation Table for prior years.

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Compensation of the Named Executives for 2022

Potential Payments upon Termination or Change in Control

Termination Payments under Senior Executive Severance Plan

Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (SESP) and transitioned the Named Executives and other senior executives to the SESP. The SESP replaced the Executive Severance Plan (ESP). To participate in the SESP, a Named Executive or other eligible senior executive must execute a noncompetition, nonsolicitation and trade secrets and confidential information agreement. Pursuant to the noncompetition, nonsolicitation and trade secrets and confidential information agreement, the executive agrees, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period extends for a period of one year if the executive voluntarily terminates employment or is involuntarily terminated by the Company for cause (as defined in the SESP). A participant is entitled to severance benefits under the SESP if the participant’s employment is involuntarily terminated without cause, and with respect to the Chief Operating Officer and Chief Financial Officer (“COO/CFO”) if the COO/CFO terminates his/her employment voluntarily for good reason (as defined in the SESP). Mr. Gennette’s severance payment is equal to 36 months of base salary and his non-competition period is two years, and the other Named Executives are entitled to a 24 months base salary severance payment with a one-year non-competition period that is not waivable and applies regardless of the reason for termination. Severance benefits also include a lump sum payment equal to 12 times the employer portion of monthly health care premiums and continued vesting of equity during the non-competition time period and for two years following termination for the COO/CFO.

Termination Payments under Change-in-Control Plan

In 2009, we adopted a Change-in-Control Plan (CIC Plan) covering, among other participants, each of the Named Executives.

Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:

■	a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:
o	his or her base pay (at the higher of the rate in effect at the change in control or at termination) and
o	the average annual incentive award (if any) received for the three full fiscal years preceding the change in control
■	a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan)
■	release of any restrictions on restricted stock or restricted stock units, including performance-based awards
■	acceleration of any unvested stock options
■	a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans)
■	payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and 401(k)) plans, and
■	a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all colleagues).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she is entitled to an additional “non-competition” severance benefit at the end of the one-year period in a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.

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Compensation of the Named Executives for 2022

All the above severance benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Internal Revenue Code.

A “change in control” occurs in any of the following events:

■	a person becomes the beneficial owner of securities representing 30% or more of our combined voting power
■	individuals who, on the effective date of the CIC Plan, constitute our directors or whose election as a director after the effective date was approved by at least two-thirds of the directors as of the effective date cease for any reason to constitute at least a majority of the Board
■	consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction, or
■	shareholders approve a complete liquidation or dissolution of the Company

“Good reason” under the CIC Plan means:

■	a material diminution in the executive’s base compensation
■	a material diminution in the executive’s authority, duties or responsibilities
■	a material change in the geographic location at which the executive must perform services to the Company, or
■	any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services

The cash severance benefit payable under the CIC Plan is reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.

The following tables summarize the amounts payable to the Named Executives upon termination under certain circumstances, assuming that: 1) the executive’s employment terminated January 28, 2023, 2) the executive’s salary continues as it existed at January 28, 2023, 3) the CIC Plan applies and 4) the stock price for our common stock is $23.08 per share (the closing price for Macy’s stock on January 27, 2023, the last business day of fiscal 2022).

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Compensation of the Named Executives for 2022

Payments and Benefits upon Termination as of the End of Fiscal 2022 ($)

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Gennette	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (3x)	0	4,050,000	0	0	0	0
12 month health care coverage (lump sum)	0	15,705	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	2,700,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	4,912,247	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,350,000	0	0
3‑year Average Annual Incentive (1x)	0	0	0	2,456,123	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of RSUs	0	10,716,956	0	13,851,300	13,851,300	13,851,300
Vesting of PRSUs:
2021 – 2023 LTI Plan	0	5,092,187	0	5,092,187	3,394,791	3,394,791
2022 – 2024 LTI Plan	0	3,722,573	0	3,722,573	1,240,858	1,240,858
Total of severance and accelerated benefits:	0	23,597,421	0	34,084,430	18,486,949	18,486,949
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2022 annual incentive)	0	1,290,870	0	1,290,870	1,290,870	1,290,870
Vested CAPP benefit	526,064	526,064	526,064	526,064	526,064	526,064
Vested 401(k) Plan balance	1,244,587	1,244,587	1,244,587	1,244,587	1,244,587	1,244,587
Vested SERP benefit	6,487,114	6,487,114	6,487,114	6,487,114	6,487,114	6,487,114
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	324,150	324,150	324,150	324,150	324,150	324,150
Total of previously vested equity and benefits:	8,581,915	9,872,785	8,581,915	9,872,785	9,872,785	9,872,785
Full “Walk-Away” Value:	8,581,915	33,470,206	8,581,915	43,957,215	28,359,734	28,359,734

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Compensation of the Named Executives for 2022

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Mitchell	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	15,705	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
Target Annual Incentive (2x)	0	0	0	1,700,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
Target Annual Incentive (1x)	0	0	0	850,000	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of RSUs	0	582,787	0	4,025,290	4,025,290	4,025,290
Vesting of PRSUs:
2021 – 2023 LTI Plan	0	993,848	0	993,848	662,565	662,565
2022 – 2024 LTI Plan	0	525,532	0	788,297	262,766	262,766
Total of severance and accelerated benefits:	0	3,817,872	0	10,907,435	4,950,621	4,950,621
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2022 annual incentive)	0	464,440	0	464,440	464,440	464,440
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	46,349	46,349	46,349	46,349	46,349	46,349
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	46,349	510,789	46,349	510,789	510,789	510,789
Full “Walk-Away” Value:	46,349	4,328,661	46,349	11,418,224	5,461,410	5,461,410

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Compensation of the Named Executives for 2022

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Garcia	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	11,745	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	1,236,150	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
3‑Year Average Annual Incentive (1x)	0	0	0	618,075	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of RSUs	2,619,742	2,619,742	0	2,619,742	2,619,742	2,619,742
Vesting of PRSUs:
2021 – 2023 LTI Plan	561,890	842,835	0	842,835	561,890	561,890
2022 – 2024 LTI Plan	175,177	350,354	0	525,532	175,177	175,177
Total of severance and accelerated benefits:	3,356,809	5,324,676	0	8,092,334	3,356,809	3,356,809
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2022 annual incentive)	307,350	307,350	0	307,350	307,350	307,350
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	249,841	249,841	249,841	249,841	249,841	249,841
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	436,443	436,443	436,443	436,443	436,443	436,443
Total of previously vested equity and benefits:	993,634	993,634	686,284	993,634	993,634	993,634
Full “Walk-Away” Value:	4,350,443	6,318,310	686,284	9,085,968	4,350,443	4,350,443

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Compensation of the Named Executives for 2022

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Kirgan	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	15,705	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	1,867,960	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
3‑Year Average Annual Incentive (1x)	0	0	0	933,980	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of RSUs	0	2,706,268	0	3,929,624	3,929,624	3,929,624
Vesting of PRSUs:
2021 – 2023 LTI Plan	0	1,264,253	0	1,264,253	842,835	842,835
2022 – 2024 LTI Plan	0	525,532	0	788,297	262,766	262,766
Total of severance and accelerated benefits:	0	6,211,758	0	11,334,114	5,035,225	5,035,225
Previous vested equity and benefits
Previously vested stock options	523,740	523,740	0	523,740	523,740	523,740
Non-equity based incentive award (2022 annual incentive)	0	464,440	0	464,440	464,440	464,440
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	152,587	152,587	152,587	152,587	152,587	152,587
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	1,370,560	1,370,560	1,370,560	1,370,560	1,370,560	1,370,560
Total of previously vested equity and benefits:	2,046,887	2,511,327	1,523,147	2,511,327	2,511,327	2,511,327
Full “Walk-Away” Value:	2,046,887	8,723,085	1,523,147	13,845,441	7,546,552	7,546,552

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Compensation of the Named Executives for 2022

				Involuntary
		Involuntary	Involuntary	After
		Without	With	Change in
Spring	Voluntary	Cause	Cause	Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	11,745	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
3‑Year Average Annual Incentive (2x)	0	0	0	1,867,960	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
3‑Year Average Annual Incentive (1x)	0	0	0	933,980	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of RSUs	0	1,407,984	0	3,423,133	3,423,133	3,423,133
Vesting of PRSUs:
2021 – 2023 LTI Plan	0	1,123,788	0	1,123,788	749,192	749,192
2022 – 2024 LTI Plan	0	525,532	0	788,297	262,766	262,766
Total of severance and accelerated benefits:	0	4,769,049	0	10,687,158	4,435,091	4,435,091
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2022 annual incentive)	0	464,440	0	464,440	464,440	464,440
Vested CAPP benefit	436,532	436,532	436,532	436,532	436,532	436,532
Vested 401(k) Plan balance	1,364,825	1,364,825	1,364,825	1,364,825	1,364,825	1,364,825
Vested SERP benefit	4,419,911	4,419,911	4,419,911	4,419,911	4,419,911	4,419,911
Post-retirement medical/life benefits	10,251	10,251	10,251	10,251	10,251	10,251
Deferred compensation balance previously vested	2,642,879	2,642,879	2,642,879	2,642,879	2,642,879	2,642,879
Total of previously vested equity and benefits:	8,874,398	9,338,838	8,874,398	9,338,838	9,338,838	9,338,838
Full “Walk-Away” Value:	8,874,398	14,107,887	8,874,398	20,025,996	13,773,929	13,773,929

CEO Pay Ratio

Our CEO had annual total compensation for fiscal 2022 of $11,055,991. The median annual total compensation of all our employees other than our CEO for fiscal 2022 was $29,274.92 Based on this information, we estimate that the ratio of our CEO’s annual total compensation to that of our median employee for fiscal 2022 was 378 to 1.

We calculated annual total compensation of the median employee and our CEO in the same manner as for our Named Executives in the 2022 Summary Compensation Table. The median employee was a colleague in one of our distribution centers.

We identified the median employee using 2022 Form W-2 compensation (or gross wage amount for employees with no Form W-2) for individuals employed by us on January 28,2023, the last day of our fiscal year, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation of full-time and part-time employees employed for less than the full fiscal year based on the amount of Form W-2 compensation (or gross wages if no W-2) annualized proportionally based on days active but did not make full-time equivalent adjustments.

Macy’s, Inc. 2023 Proxy Statement	89

Compensation of the Named Executives for 2022

In identifying the median employee, we excluded all employees located outside the United States (a “non-U.S. employee”) under the de minimis exemption of the pay ratio rules which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (117), India (40), Italy (10) and Taiwan (49). As of January 28, 2023, we had 110,405 employees, comprised of 110,189 U.S. employees and 216 non-U.S. employees.

Of our 110,189 U.S. employees, 47,931, or 43.5%, were part-time or seasonal employees, and were included in the group used to identify the median employee. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.

SEC rules allow companies to use various methodologies, estimates and assumptions in identifying the median employee and calculating annual total compensation. As a result, our pay ratio may not be comparable to the CEO pay ratios reported by other companies.

Pay Versus Performance

As required by SEC rules, we are providing the following information about the relationship between executive “compensation actually paid” (calculated in accordance with such rules) and certain financial performance of the Company. The following table sets forth information regarding compensation for our Principal Executive Officer (PEO) and average compensation for our other Named Executive Officers (the Non-PEO Named Executive Officers) versus our Company performance for the past three years.

			Average	Average	Value of Initial Fixed $100
			Summary	Compensation	Investment Based On:
			Compensation	Actually Paid
			Table Total for	to Non-PEO		Peer Group
	Summary	Compensation	Non-PEO	Named		Total	Net	Adjusted
	Compensation	Actually Paid	Named	Executive	Total	Shareholder	Income	EBIDTA (4)
	Table Total for	to PEO	Executive	Officers	Shareholder	Return	($ is in	($ is in
Year	PEO	(1)	Officers	(2)	Return	(3)	millions)	millions)
2022	11,055,991	6,582,240	2,906,394	1,397,507	158.85	168.26	1,177	2,648
2021	12,290,931	34,457,910	3,480,607	7,504,335	169.84	188.51	1,430	3,320
2020	11,083,293	18,363,349	2,809,887	4,015,291	99.12	206.63	(3,944)	117

(1) Mr. Gennette was the only executive officer included as a PEO for 2022, 2021 and 2020.

Amounts deducted from Summary Compensation Table Total for PEO to calculate Compensation Actually Paid to PEO for 2022, 2021 and 2020, respectively, include $0, $477,829 and $306,549 reflecting aggregate change in actuarial present value of benefit under defined benefit and actuarial pension plans, $8,333,532, $7,096,408 and $7,014,892 for value of stock awards and $0, $0 and $0 for value of “Option Awards.”

Amounts added to (or subtracted from) Summary Compensation Table Total for PEO to calculate Compensation Actually Paid to PEO for 2022, 2021 and 2020, respectively, include $7,556,274, $12,958,600 and $14,997,545 for fair value of RSU, PRSU and option awards granted in the year that remain outstanding and unvested at end of year, $(4,853,855), $11,659,895 and $1,575,897 for change in fair value during the year for RSU, PRSU and option awards granted in prior years that were outstanding and unvested at end of year, $566,026, $4,615,905 and $(681,779) for fair value of RSU, PRSU and option awards granted in prior or current year(s) and vested in the year, $0, $0 and $(1,290,166) for fair value of PRSU awards that failed to meet vesting conditions in the year and $591,336, $506,816 and $0 for dividends paid on earned PRSUs.

(2) The Named Executive Officers included in the calculation of Average Summary Compensation Table Total for Non-PEO Named Executive Officers were for 2022 – Adrian V. Mitchell (Chief Financial Officer), Elisa D. Garcia (Chief Legal Officer), Danielle L. Kirgan (Chief Transformation and Human Resources Officer) and Tony Spring (EVP, Macy’s, Inc. and Chairman and CEO Bloomingdale’s), for 2021 – Mr. Mitchell, Ms. Garcia, Ms. Kirgan, Mr. Spring and John Harper (former Chief Operations Officer), and for 2020 – Mr. Mitchell, Ms. Garcia, Mr. Harper, Ms. Kirgan, Felicia Williams (former interim CFO) and Paula A. Price (former CFO).

Amounts (as averages) deducted from Average Summary Compensation Table Total for Non-PEO Named Executive Officers to calculate Average Compensation Actually Paid to Non-PEO Named Executive Officers for 2022, 2021 and 2020, respectively, include $0, $69,328 and $72,698 aggregate change in actuarial present value of benefit under defined benefit and actuarial pension plans, $1,617,661, $1,177,505 and $1,383,889 for value of stock awards and $0, $0 and $0 for value of option awards.

90	Macy’s, Inc. 2023 Proxy Statement

Compensation of the Named Executives for 2022

Amounts (as averages) added to (or subtracted from) Average Summary Compensation Table Total for Non-PEO Named Executive Officers to calculate Average Compensation Actually Paid to Non-PEO Named Executive Officers for 2022, 2021 and 2020, respectively, include $1,466,783, $2,150,216 and $2,885,619 for fair value of RSU, PRSU and option awards granted in the year that remain outstanding and unvested at end of year, $(1,018,561), $2,241,813 and $184 for change in fair value during the year of RSU, PRSU and option awards granted in prior years that were outstanding and unvested at end of year, $(396,175), $811,260 and $(108,287) for fair value of RSU, PRSU and option awards granted in prior or current year(s) and vested in the year, $0, $0 and $(115,525) for fair value of PRSU awards that failed to meet vesting conditions in the year and $56,727, $67,272 and $0 for dividends paid on earned PRSUs.

Fair value at the relevant times of PRSU awards subject to achievement of performance conditions is based on the Company’s estimate of the probable outcome of units being earned. Assumptions used to estimate fair value of stock and option awards are the same as those disclosed as of the date of grant of the award.

(3) The peer group is the S&P Retail Select Index.

(4) We chose Adjusted EBITDA as our Company Selected measure for evaluating Pay versus Performance because it is a key metric in our Annual Incentive Plan. See “Non-GAAP Metrics” in “Compensation Discussion & Analysis” for definition of Adjusted EBITDA.

The following charts present the relationship of CAP to TSR, Net Income and Adjusted EBITDA, as well as the relationship between our TSR and the TSR of the S&P Retail Select Index.

Performance Measures

The most important financial performance measures used to link compensation actually paid to the Company’s Named Executive Officers with the Company’s performance for 2022 are as follows:

■	Adjusted EBITDA
■	Sales
■	Relative Total Shareholder Return

Macy’s, Inc. 2023 Proxy Statement	91

Stock Ownership

Macy’s, Inc.

Stock Ownership

Certain Beneficial Owners

The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock as of March 23, 2023 based on ownership reports filed by such persons with the SEC prior to that date.

Name and Address	Date of Most Recent Schedule 13G Filing	Number of Shares	Percent of Class*
The Vanguard Group (1) 100 Vanguard Blvd. Malvern, PA 19355	February 9, 2023	29,341,860	10.77%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	January 24, 2023	26,178,291	9.61%
*	Based on 272,326,921 shares of Macy’s common stock outstanding as of March 23, 2023.
(1)	Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard) on February 9, 2023. The Schedule 13G/A reports that, as of December 30, 2022, Vanguard had shared voting power over 168,175 shares, sole dispositive power over 28,907,181 shares and shared dispositive power over 434,679 shares of Macy’s common stock
(2)	Based on a Schedule 13G filed with the SEC by BlackRock, Inc. (Blackrock) on January 24, 2023. The Schedule 13G reports that, as of December 31, 2022, BlackRock had sole voting power over 24,986,633 shares and sole dispositive power over 26,178,291 shares of Macy’s common stock.

92	Macy’s, Inc. 2023 Proxy Statement

Stock Ownership

Stock Ownership of Directors and Executive Officers

The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to SEC rules), as of March 23, 2023 by each director who is not an employee of Macy’s, by each executive named in the 2022 Summary Compensation Table, and by our directors and current executive officers as a group. The following table does not reflect stock credits issued under the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The business address of each of the individuals named in the table is 151 West 34th Street, New York, New York 10001.

Beneficial Ownership of Directors and Executive Officers

	Number of Shares
Name	(1)	(2)	Percent of Class(3)
Emilie Arel	0	0	*
Francis S. Blake	10,000	0	*
Torrence N. Boone	0	0	*
John A. Bryant	9,825	0	*
Ashley Buchanan	0	0	*
Marie Chandoha	0	0	*
Naveen K. Chopra	0	0	*
Deirdre P. Connelly	10,842	0	*
Jill Granoff	0	0	*
Leslie D. Hale	0	0	*
William H. Lenehan	11,214	0	*
Sara Levinson	0	0	*
Paul C. Varga	40,479	0	*
Tracey Zhen	0	0	*
Jeff Gennette	2,461,237	1,664,791	*
Adrian V. Mitchell	41,372	19,303	*
Elisa D. Garcia	466,148	330,340	*
Danielle L. Kirgan	588,276	319,195	*
Tony Spring	472,366	302,671	*
All Directors and Executive officers as a group (20 individuals)	4,132,113	2,640,481	*
*	Less than 1%.
(1)	Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 23, 2023 through the exercise of options or the vesting of restricted stock units granted under the 2021 Equity Plan, the 2018 Equity Plan or the 2009 Omnibus Plan.
(2)	Number of shares of Macy’s common stock which may be acquired within 60 days after March 23, 2023 through the exercise of options or the vesting of restricted stock units granted under the 2021 Equity Plan, the 2018 Equity Plan and the 2009 Omnibus Plan.
(3)	Based on 272,326,921 shares of Macy’s common stock outstanding as of March 23, 2023.

The Executive Deferred Compensation Plan has not been approved by shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon termination of employment or service with Macy’s. Payments include dividend equivalents on the stock credits.

Macy’s, Inc. 2023 Proxy Statement	93

Stock Ownership

The following table sets forth unvested restricted stock units, vested restricted stock units that have been deferred and cash fees deferred and credited as stock units to Non-Employee Directors’ accounts under the Director Deferred Compensation Plan as of March 23, 2023 along with any dividends earned on the stock units.

Stock Unit Credits of Non-Employee Directors

Name	Number of Stock Unit Credits (1)
Emilie Arel	4,197
Francis S. Blake	72,257
Torrence N. Boone	41,895
John A. Bryant	82,281
Ashley Buchanan	11,792
Marie Chandoha	8,810
Naveen K. Chopra	0
Deirdre P. Connelly	97,770
Jill Granoff	8,810
Leslie D. Hale	86,259
William H. Lenehan	105,518
Sara Levinson	135,547
Paul C. Varga	84,929
Tracey Zhen	11,792
All Non-Employee Directors as a group (14 individuals)	751,857
(1)

Stock unit credits represent equity-based deferred compensation tied directly to the value of Macy’s common stock but are not reported as beneficially owned by the director under SEC rules because the underlying shares are not payable within 60 days after March 23, 2023.

Annually each Non-Employee Director receives a grant of restricted stock units with a market value of $160,000 that generally vests at the earlier of the first anniversary of the grant or the next annual meeting of shareholders. Upon vesting, receipt of the shares in payment of the restricted stock units is automatically deferred as stock unit credits. Dividend equivalents on the stock unit credits are “reinvested” in additional stock unit credits. Stock unit credits are converted to actual shares and transferred to a grantor (rabbi) trust. Non-Employee Directors may also elect to defer all or a portion of their cash fees into stock unit credits under the Director Deferred Compensation Plan as noted above. Stock unit credits are paid on a 1-for-1 basis in shares of Macy’s common stock six months after the Non-Employee Director’s Board service ends.

94	Macy’s, Inc. 2023 Proxy Statement

Stock Ownership

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents certain aggregate information, as of January 28, 2023, with respect to the 2021 Equity Plan, the 2018 Equity Plan and the 2009 Omnibus Plan (included on the line captioned “Equity compensation plans approved by security holders”).

Number of securities
remaining available for
	Number of Securities		Weighted	future issuance under
	to be issued upon		average	equity compensation
	exercise of		exercise price of	plans (excluding
	outstanding options,		outstanding	securities reflected in
	warrant and rights		options, warrants	column (a))
	(thousands)		and rights ($)	(thousands)
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	20,183	(1,2)	43.12 (3)	28,221 (4)
Equity compensation plans not approved by security holders	192	(5)	0	0
Total	20,375		43.12	28,221

(Amounts in footnotes in thousands)

(1)	Amount represents 3,194 shares of common stock subject to outstanding RSUs and PRSUs (assuming target achievement) (collectively, restricted stock units) under the 2021 Equity and Incentive Compensation Plan, 1,357 shares of common stock subject to outstanding stock options and 4,763 shares of common stock subject to outstanding restricted stock units under the 2018 Equity and Incentive Compensation Plan, and 10,869 shares of common stock subject to outstanding stock options under the 2009 Omnibus Incentive Compensation Plan.
(2)	At January 28, 2023 the 12,226 outstanding option rights were valued utilizing a weighted-average expected term of 5.5 years.
(3)	The weighted average does not take into account shares relating to restricted stock units. The weighted average also does not take into account shares relating to stock units held by the directors under the Director Deferred Compensation Plan.
(4)	Amount represents 21,221 shares of common stock remaining available for future issuance under the 2021 Equity and Incentive Compensation Plan and 7,000 shares of common stock remaining available for future issuance under the Macy’s, Inc. Employee Stock Purchase Plan as of January 28, 2023.
(5)	Amount represents 192 common stock units to be settled in stock that are held by directors under our Director Deferred Compensation Plan. Additional information about our Director Deferred Compensation Plan is set forth under "Fiscal 2022 Director Compensation Program".

Macy’s, Inc. 2023 Proxy Statement	95

Stock Ownership

Macy’s, Inc.

Policy on Related Person Transactions

The Board of Directors has adopted a written policy for approval of transactions in which 1) Macy’s was or is to be a participant, 2) the amount involved exceeds or may be expected to exceed $120,000 in the fiscal year and 3) any director, director nominee, executive officer or 5% or greater shareholder (or any immediate family member of the foregoing persons) had or will have a direct or indirect material interest (Related Person Transaction). This policy is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.

The NCG Committee has (i) reviewed the categories of transactions that the SEC specifically excludes from the definition of Related Person Transactions and (ii) identified certain other categories of transactions for which it has determined, in its discretion, that any interest held by a related person in any such transactions would not constitute a direct material interest or an indirect material interest with a potential for improper benefit to the related person for the purpose of this policy, even if the amount involved exceeds $120,000. Such transactions are deemed to be excluded transactions and are not Related Person Transactions.

Pursuant to the policy, executive officers, directors, director nominees, and 5% shareholders are required to notify the Company’s general counsel or his/her designee as soon as reasonably practicable about any plan or proposal to engage in or continue any transaction that could be a Related Person Transaction, whether or not the individual believes that his or her interest in the transaction is material. In addition, directors and executive officers annually complete a Directors’ and Officers’ Questionnaire designed to identify Related Person Transactions and conflicts of interest. We also inquire about the nature and extent of business we conduct with companies for whom these individuals serve as directors or executive officers. See “Further Information Concerning the Board of Directors — Director Independence.”

The general counsel of the Company or his/her designee, in consultation with outside counsel as appropriate, determines whether a potential transaction or relationship constitutes a Related Person Transaction that (i) requires compliance with the Company’s policy and/or disclosure as a Related Person Transaction under applicable SEC rules and (ii) does not fall under one of the exclusions described above. If the general counsel or his/her designee determines that the transaction or relationship constitutes a non-excluded Related Person Transaction (without applying the $120,000 transaction value threshold in the policy and in Item 404 of Regulation S-K), the transaction will be referred to the NCG Committee for prior review and consideration at the next NCG Committee meeting.

In determining whether to approve a non-excluded Related Person Transaction, the NCG Committee will consider, among other things, (i) whether the terms of the Related Person Transaction are fair to the Company and are comparable to the terms that would exist in a similar transaction with an unaffiliated third party, (ii) whether there are business reasons for the Company to enter into the Related Person Transaction, (iii) whether the Related Person Transaction would impair the independence of a non-employee director, (iv) whether the Related Person Transaction would present an improper conflict of interest for any director or executive officer, and (v) whether the Related Person Transaction is material. Upon completion of its review of the transaction, the NCG Committee may determine to permit or to prohibit the Related Person Transaction. The NCG Committee will prohibit a Related Person Transaction if it determines the transaction to be inconsistent with the interests of the Company and its shareholders. The NCG Committee may impose conditions or guidelines on any approved Related Person Transaction, including, but not limited to: (i) conditions relating to on-going reporting to the NCG Committee and other internal reporting, (ii) limitations on the dollar amount of the transaction, (iii) limitations on the duration of the transaction or the NCG Committee’s approval of the transaction, or (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.

Based on records available to us, there were no Related Person Transactions in fiscal 2022.

Our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Circumstances that may compromise their ability to perform independently must be disclosed to the chief legal officer or in the case of the Named Executives and the Non-Employee Directors, to the chair of the NCG Committee.

96	Macy’s Inc. 2023 Proxy Statement

Information About the Annual Meeting

Macy’s, Inc.

Information About the Annual Meeting

Why is the Annual Meeting virtual versus in-person?

The Annual Meeting is being held on a virtual-only basis to enable participation by a broader number of shareholders. Our goal is to enable greater shareholder attendance and participation from any location around the world, improve meeting efficiency and our ability to communicate more effectively with our shareholders, and reduce the cost and environmental impact of the Annual Meeting. The virtual Annual Meeting has been designed to provide substantially the same opportunities to participate as you would have at an in-person meeting.

How do I access the audio webcast?

The live audio webcast will begin promptly at 9:00 a.m., Eastern Time, on Friday, May 19, 2023. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system.

What information do I need to participate in the Annual Meeting?

To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/M2023. You will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card you received in the mail. If you do not have a control number, please contact your bank, broker or other nominee as soon as possible. You will need your 16-digit control number to gain access to the Annual Meeting.

Can I ask questions prior to or during the Annual Meeting?

Questions may be submitted prior to the Annual Meeting at www.proxyvote.com or you may submit questions in real time during the Annual Meeting on www.virtualshareholdermeeting.com/M2023. Whether asking a question before or during the Annual Meeting, you will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all appropriate questions submitted before or during the Annual Meeting in accordance with the Annual Meeting’s Rules of Conduct. Answers to any such questions that are not addressed during the Annual Meeting will be communicated directly to the submitting shareholder or published following the Annual Meeting on our investor relations website at www.macysinc.com/investors. To promote fairness and efficient use of resources, we will respond to up to two questions from a single shareholder and may group similar questions together. The Annual Meeting’s Rules of Conduct will be posted on www.virtualshareholdermeeting.com/M2023 prior to the Annual Meeting.

What if I have technical problems?

A toll-free technical support “help line” can be accessed by any shareholder who is having challenges logging into or participating in the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the

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Information About the Annual Meeting

check-in or meeting time, please call the technical support line number that will be posted on the Virtual Shareholder Meeting login page.

What is the “Record Date”?

The record date for the Annual Meeting is March 23, 2023. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the Notice of the Meeting. As of the record date, 272,326,921 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

Will my vote(s) be kept confidential?

Our Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or third parties except in the following circumstances:

■	if required by law;
■	to persons engaged in receiving, counting, tabulating or soliciting proxies who have agreed to maintain shareholder confidentiality as provided in the policy;
■	in instances shareholders write comments on their proxy cards or otherwise consent to disclosure of their vote to Macy’s management;
■	in a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board of Directors;
■	in respect of a shareholder proposal that the NCG Committee, after allowing the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and
■	if representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

What is a quorum?

Under our By-Laws, a majority of the shares of common stock issued and outstanding and entitled to vote must be present in person (including, in the case of the virtual meeting, virtually) or by proxy to transact business at the Annual Meeting. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the Annual Meeting to a subsequent date, until a quorum is present.

98	Macy’s, Inc. 2023 Proxy Statement

Information About the Annual Meeting

Is a vote required for each proposal?

All shares of our common stock represented at the Annual Meeting by proxies properly submitted prior to or at the Annual Meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation as reflected below.

		Treatment of Abstentions and	Board
Voting Item	Voting Standard	Broker Non-Votes	Recommendations
Election of 14 directors	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR each nominee
Ratification of the appointment of independent registered public accounting firm	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	✓ FOR
Advisory vote to approve named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	✓ FOR
Advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation	Majority of votes cast (the Board expects to be guided by the voting option that receives the greatest number of votes, even if that alternative does not receive a majority vote)	Not counted as votes cast and therefore no effect	✓ FOR 1 YEAR

Is a majority vote required to elect a director nominee?

Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” will continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, must tender his or her resignation as a director to the Board promptly following the certification of the election results.

The NCG Committee will consider the resignation and recommend to the Board whether to accept or reject it. The Board will act on the tendered resignation, taking into account the NCG Committee’s recommendation, within 90 days following the certification of the election results. The Board will disclose its decision whether to accept or reject each tendered resignation (and the reasons for rejecting the tendered resignation, if applicable) promptly in a press release. Any director who tenders his or her resignation under this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether to accept the tendered resignation.

What are broker non-votes?

“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

Are there different ways to vote my proxy?

Yes, listed below are voting options, as well as the different categories of how shareholders vote their shares. It is important to know how you hold your Macy’s shares before voting prior to or during the Annual Meeting.

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Information About the Annual Meeting

Registered Shareholders. These are shareholders who hold shares in their name. If you are a registered shareholder, you may vote during the virtual Annual Meeting at www.virtualshareholdermeeting.com/M2023 or prior to the Annual Meeting by proxy. Voting electronically online during the Annual Meeting will replace any prior votes. We recommend you vote by proxy in advance of the Annual Meeting even if you plan to attend the virtual Annual Meeting. You have several options for voting prior to or during the Annual Meeting:

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2023	by telephone 24/7 at 1 (800) 690-6903	over the Internet 24/7 at www.proxyvote.com	by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	by scanning the QR code with your mobile device

Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 18, 2023. Requesting a proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.

Directing the voting of your shares will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the Annual Meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Item 2) but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1, 3 and 4). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the Annual Meeting.

Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction card for the Macy’s common stock allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction card. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 16, 2023.

The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee 1) will vote the shares of participants who submit voting instructions in accordance with their instructions, and 2) will vote the shares of Macy’s common stock in the plan for which no voting instructions are received in the same proportion as the final votes of all participants who actually vote. If you do not submit voting instructions for the Macy’s shares allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares electronically at the Annual Meeting. If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Can I revoke my proxy?

If you are a registered shareholder, you may revoke your proxy at any time by:

■	submitting evidence of your revocation to Macy’s Corporate Secretary;
■	voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 18, 2023;

100	Macy’s, Inc. 2023 Proxy Statement

Information About the Annual Meeting

■	signing another proxy card bearing a later date and mailing it so it is received prior to 11:59 p.m., Eastern Time, on May 18, 2023; or
■	logging onto and voting during the virtual Annual Meeting, which will replace any prior votes.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the Annual Meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 16, 2023.

Can I receive future Annual Meeting materials electronically?

You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail. Taking this step will save the Company the cost of producing and mailing these documents. You can:

■	follow the instructions provided on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials; or
■	go to www.proxyvote.com and follow the instructions provided

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the proxy solicitation materials are available at www.proxyvote.com.

Can you consolidate delivery of Annual Meeting materials for multiple shareholders in the same household?

Yes, we have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder.

Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. We will deliver promptly, upon written or oral request, a separate copy of our Annual Report on Form 10-K for the fiscal year ended January 28, 2023, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, for this meeting or future meetings to a shareholder at a shared address to which a single copy of the document was delivered.

Please direct requests to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call toll free at (866) 540-7095. If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent for future meetings or you are a shareholder eligible for householding and would like to participate in householding for future meetings, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

Macy’s, Inc. 2023 Proxy Statement	101

Macy’s, Inc.

Submission of Future Shareholder Proposals

Proposals for the 2024 Annual Meeting

Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials for the 2024 Annual Meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 5, 2023.

Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require shareholders who bring business before an annual meeting of shareholders to deliver written notice to the Secretary of Macy’s not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to the one-year anniversary of the preceding year's annual meeting (for the 2024 Annual Meeting, not earlier than January 20, 2024 and not later than February 19, 2024). If the scheduled annual meeting date differs from such anniversary date by more than 30 calendar days, the notice must be so delivered not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting. If the date of the annual meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the annual meeting date, notice must be delivered to the Secretary of Macy’s not later than the close of business on the 10th calendar day following the day on which public announcement of the annual meeting date is first made. The By-Laws further require that the notice set forth a description of the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and certain information concerning the shareholder proposing the business, including the shareholder’s name and address, the class and number of shares owned by the shareholder and any material interest of the shareholder in the business proposed. The chairman of the annual meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.

Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2024 Annual Meeting must be submitted in compliance with the by-law provision no earlier than November 5, 2023 and no later than December 5, 2023. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting or, in the event the date of the annual meeting is not publicly announced at least 75 calendar days prior to the annual meeting date, notice must be received not later than the close of business on the 10th calendar day following the day on which the date of the annual meeting is first publicly announced.

Universal Proxy Rules. Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-9 under the Securities Exchange Act of 1934 must provide written notice that sets forth the information required by our By-Laws and Rule 14a-9. This notice must be delivered to the Company at its principal executive offices within the applicable timeframes reflected in the advance notice of director nomination provision of our By-Laws described on page 33 (for the 2024 Annual Meeting, not earlier than January 20, 2024 and not later than February 19, 2024, subject to adjustment in certain events).

102	Macy’s Inc. 2023 Proxy Statement

Macy’s, Inc.

Other Matters

Our Board knows of no other business to be presented at the Annual Meeting other than as described in this proxy statement. If any business properly comes before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

We will bear the cost of preparing, assembling and mailing the proxy materials. Our Annual Report on Form 10-K for the fiscal year ended January 28, 2023, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have engaged the firm of Georgeson LLC, New York City, to assist in the solicitation of proxies on behalf of the Board. Georgeson will solicit proxies with respect to common stock held by brokers, bank nominees, other institutional holders and certain individuals, and will perform related services. It is anticipated that the cost of the solicitation service to us will not substantially exceed $11,000.

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD, PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Macy’s Inc. 2023 Proxy Statement	103

VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS

As part of our commitment to protecting our environment, Macy's encourages our shareholders to enroll in voluntary electronic delivery of future proxy statements and annual reports. This will help us save printing and mailing expenses and reduce our impact on the environment.

Electronic delivery is fast, convenient and responsible. Enroll by:

visiting www.proxyvote.com	scanning the QR code

ENVIRONMENTAL IMPACT ESTIMATES
Through the elimination of 179,610 sets of full packages as a result of our electronic delivery efforts, we were able to reduce our impact to the environment significantly. The results are as follows:
260 tons of wood saved 1,560 trees saved	1,400,000 gallons of water saved, or the equivalent of 64 swimming pools
1,660 million BTU’s or the equivalent of 1,980 refrigerators operating for one year	76,800 pounds of solid waste
1,170,000 pounds of CO2, or the equivalent of 106 cars operating for one year	104 pounds of hazardous air pollutants
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.

104	Macy’s Inc. 2023 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V03357-P88515-Z84513 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! ! ! ! MACY'S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 The Board of Directors Recommends a Vote "For" the Following Nominees: 1. Election of 14 directors named below to the Macy's, Inc. Board of Directors to serve until the next annual meeting. MACY'S, INC. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. 2. Ratification of the appointment of independent registered public accounting firm. 4. Advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation. 3. Advisory vote to approve named executive officer compensation. The Board of Directors Recommends a Vote "For" Item 2. The Board of Directors Recommends a Vote "For" Item 3. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2 and 3 and "1 Year" for Item 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2023 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware. For Against Abstain 1c. Torrence N. Boone 1b. Francis S. Blake 1a. Emilie Arel 1d. Ashley Buchanan 1e. Marie Chandoha 1g. Deirdre P. Connelly 1f. Naveen K. Chopra 1i. Jill Granoff 1h. Jeff Gennette 1k. Sara Levinson 1m. Paul C. Varga 1l. Antony Spring 1j. William H. Lenehan 1n. Tracey Zhen ! ! ! 1 Year 2 Years 3 Years Abstain ! ! ! ! The Board of Directors Recommends a Vote "1 Year" Item 4. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/M2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 18, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 18, 2023. SCAN TO VIEW MATERIALS & VOTEw

V03358-P88515-Z84513 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. MACY'S, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS May 19, 2023 The undersigned Shareholder(s) hereby appoint(s) Deirdre P. Connelly and Paul C. Varga, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy’s, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on May 19, 2023, to be held virtually at www.virtualshareholdermeeting.com/M2023, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2 AND 3 AND "1 YEAR" FOR ITEM 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V03359-Z84513 MACY'S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 MACY'S, INC. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors Recommends a Vote "For" the Following Nominees: Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2 and 3 and "1 Year" for Item 4. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2023 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware. For Against Abstain 1c. Torrence N. Boone 1b. Francis S. Blake 1a. Emilie Arel 1d. Ashley Buchanan 1e. Marie Chandoha 1g. Deirdre P. Connelly 1f. Naveen K. Chopra 1i. Jill Granoff 1h. Jeff Gennette 1k. Sara Levinson 1m. Paul C. Varga 1l. Antony Spring 1j. William H. Lenehan 1n. Tracey Zhen ! ! ! 1 Year 2 Years 3 Years Abstain ! ! ! ! 1. Election of 14 directors named below to the Macy's, Inc. Board of For Against Abstain Directors to serve until the next annual meeting. 2. Ratification of the appointment of independent registered public accounting firm. 3. Advisory vote to approve named executive officer compensation. The Board of Directors Recommends a Vote "For" Item 2. The Board of Directors Recommends a Vote "For" Item 3. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting. The Board of Directors Recommends a Vote "1 Year" Item 4. 4. Advisory vote to approve the frequency of the advisory vote to approve named executive officer compensation. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/M2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 16, 2023. SCAN TO VIEW MATERIALS & VOTEw

V03360-Z84513 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. MACY'S, INC. To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan. ANNUAL MEETING OF SHAREHOLDERS May 19, 2023 I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 19, 2023, and the related Proxy Instructions. As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 4. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 16, 2023, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants. If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2 AND 3 AND "1 YEAR" FOR ITEM 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE